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CONFIDENTIAL INFORMATION AND
SECURITIES TRADING POLICY













CONFIDENTIAL INFORMATION AND SECURITIES TRADING POLICY-019              03/22/00

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CONTENTS
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INTRODUCTION                      ............................................................................ 1

PART I
APPLICABLE TO ALL ASSOCIATES
                                  SECTION ONE
                                  CONFIDENTIAL INFORMATION.................................................... 2
                                  -Types of Confidential Information.......................................... 2
                                  -Rules for Protecting Confidential Information.............................. 3
                                  -Supplemental Procedures.................................................... 4

                                  SECTION TWO
                                  INSIDER TRADING AND TIPPING................................................. 5
                                  -Legal Prohibitions......................................................... 5
                                  -Mellon's Policy............................................................ 6

                                  SECTION THREE
                                  RESTRICTIONS ON THE FLOW OF INFORMATION
                                  WITHIN MELLON (THE "CHINESE WALL").......................................... 7
                                  -Rules for Maintaining the Chinese Wall..................................... 7
                                  -Reporting Receipt of Material Nonpublic Information........................ 8
                                  -Functions "Above the Wall"................................................. 9
                                  -Supplemental Procedures.................................................... 9

                                  SECTION FOUR
                                  RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES...........................10
                                  -Beneficial Ownership.......................................................11

                                  SECTION FIVE
                                  RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES............................12

                                  SECTION SIX
                                  CLASSIFICATION OF ASSOCIATES................................................14
                                  -Insider Risk Associate.....................................................14
                                  -Investment Associate.......................................................15
                                  -Other Associate............................................................15

PART II
APPLICABLE TO INSIDER
RISK ASSOCIATES ONLY              ............................................................................16
                                  -Prohibition on Investments in Securities of Financial
                                    Services Organizations....................................................16
                                  -Conflict of Interest.......................................................17
                                  -Preclearance for Personal Securities Transactions..........................17
                                  -Personal Securities Transactions Reports...................................19
                                  -Confidential Treatment.....................................................19


CONFIDENTIAL INFORMATION AND SECURITIES TRADING POLICY-019              03/22/00
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PART III
APPLICABLE TO INVESTMENT
ASSOCIATES ONLY                   ............................................................................20
                                  -Special Standards of Conduct for Investment Associates.....................20
                                  -Preclearance for Personal Securities Transactions..........................21
                                  -Personal Securities Transactions Reports...................................23
                                  -Confidential Treatment.....................................................24

PART IV
APPLICABLE TO OTHER
ASSOCIATES ONLY                   ............................................................................25
                                  -Preclearance for Personal Securities Transactions..........................25
                                  -Personal Securities Transactions Reports...................................25
                                  -Restrictions on Transactions in Other Securities...........................25
                                  -Confidential Treatment.....................................................26

PART V
APPLICABLE TO NONMANAGEMENT
BOARD MEMBERS                     ............................................................................27
                                  -Nonmanagement Board Member.................................................27
                                  -Standards of Conduct for Nonmanagement Board Member........................27
                                  -Preclearance for Personal Securities Transactions..........................28
                                  -Personal Securities Transactions Reports...................................29
                                  -Confidential Treatment.....................................................29

GLOSSARY
                                  DEFINITIONS.................................................................30

INDEX OF EXHIBITS                 ............................................................................33
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CONFIDENTIAL INFORMATION AND SECURITIES TRADING POLICY-019              03/22/00
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INTRODUCTION
-----------------------------------------

                          Mellon Bank Corporation ("Mellon") and its associates, and the registered investment companies for which The Dreyfus Corporation ("Dreyfus") and/or Mellon serves as investment adviser, sub-investment adviser or administrator, are subject to certain laws and regulations governing the use of confidential information and personal securities trading. Mellon has developed this CONFIDENTIAL INFORMATION AND SECURITIES TRADING POLICY (THE "POLICY") to establish specific standards to promote compliance with applicable laws. Further, the Policy is intended to protect Mellon's business secrets and proprietary information as well as that of its customers and any entity for which it acts in a fiduciary capacity.

                          The Policy set forth procedures and limitations which govern the personal securities transactions of every Mellon associate and certain other individuals associated with the registered investment companies for which Dreyfus and/or Mellon serves as investment adviser, sub-investment adviser or administrator. The Policy is designed to reinforce Mellon's reputation for integrity by avoiding even the appearance of impropriety in the conduct of Mellon's business.

                          Associates should be aware that they may be held personally liable for any improper or illegal acts committed during the course of their employment, and that "ignorance of the law" is not a defense. Associates may be subject to civil penalties such as fines, regulatory sanctions including suspensions, as well as criminal penalties.

                          Associates outside the United States are also subject to applicable laws of foreign jurisdictions, which may differ substantially from U.S. law and which may subject such associates to additional requirements. Such associates must comply with applicable requirements of pertinent foreign laws as well as with the provisions of the Policy. To the extent any particular portion of the Policy is inconsistent with foreign law, associates should consult the General Counsel or the Manager of Corporate Compliance.

                          Any provision of this Policy may be waived or exempted at the discretion of the Manager of Corporate Compliance. Any such waiver or exemption will be evidenced in writing and maintained in the Risk Management and Compliance Department.

                                 Associates must read the Policies and
                                 MUST COMPLY with them. Failure to comply with the provisions of the Policies may result in the imposition of serious sanctions, including but not limited to disgorgement of profits, dismissal, substantial personal liability and referral to law enforcement agencies or other regulatory agencies. Associates should retain the Policies in their records for future reference. Any questions regarding the Policies should be referred to the Manager of Corporate Compliance or his/her designee.

                                                                               1

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PART I - APPLICABLE TO ALL ASSOCIATES

-----------------------------------------
SECTION ONE
CONFIDENTIAL INFORMATION

                          As an associate you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All associates are expected to strictly comply with measures necessary to preserve the confidentiality of information.

                          TYPES OF CONFIDENTIAL INFORMATION - Although it is impossible to provide an exhaustive list of information that should remain confidential, the following are examples of the general types of confidential information that associates might receive in the ordinary course of carrying out their job responsibilities.

                       - INFORMATION OBTAINED FROM BUSINESS RELATIONS - An associate might receive confidential information regarding customers or other parties with whom Mellon has business relationships. If released, such information could have a significant effect on their operations, their business reputations or the market price of their securities. Disclosing such information could expose both the associate and Mellon to liability for damages.

                       - MELLON FINANCIAL INFORMATION - An associate might receive financial information regarding Mellon before such information has been disclosed to the public. It is the policy of Mellon to disclose all material corporate information to the public in such a manner that all those who are interested in Mellon and its securities have equal access to the information. Disclosing such information to unauthorized persons could subject both the associate and Mellon to liability under the federal securities laws.

                       - MELLON PROPRIETARY INFORMATION - Certain nonfinancial information developed by Mellon - such as business plans, customer lists, methods of doing business, computer software, source codes, databases and related documentation - constitutes valuable Mellon proprietary information. Disclosure of such information to unauthorized persons could harm, or reduce a benefit to, Mellon and could result in liability for both the associate and Mellon.

                       - MELLON EXAMINATION INFORMATION - Banks and certain other Mellon subsidiaries are periodically examined by regulatory agencies. Certain reports made by those regulatory agencies are the property of those agencies and are strictly confidential. Giving information from these reports to anyone not officially connected with Mellon is a criminal offense.

                       - PORTFOLIO MANAGEMENT INFORMATION - Portfolio management information relating to investment accounts or funds managed by Mellon or Dreyfus, including investment decisions or strategies developed for the benefit of investment companies advised by Dreyfus, is for the benefit of such account or fund. Disclosure or exploitation of such information by an associate in an unauthorized manner may cause detriment to such accounts or funds and may subject the associate to liability under the federal securities laws.

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                          RULES FOR PROTECTING CONFIDENTIAL INFORMATION - The
                          following are some basic rules to follow to protect confidential information.

                       - LIMITED COMMUNICATION TO OUTSIDERS - Confidential information should not be communicated to anyone outside Mellon, except to the extent they need to know the information in order to provide necessary services to Mellon.

                       - LIMITED COMMUNICATION TO INSIDERS - Confidential information should not be communicated to other associates, except to the extent they need to know the information to fulfill their job responsibilities and their knowledge of the information is not likely to result in misuse or a conflict of interest. In this regard, Mellon has established specific restrictions with respect to material nonpublic information in order to separate and insulate different functional areas and personnel within Mellon. Please refer to Section Three, "Restrictions on The Flow of Information Within Mellon" (The "Chinese Wall").

                       - CORPORATE USE ONLY - Confidential information should be used only for Corporate purposes. Under no circumstances may an associate use it, directly or indirectly, for personal gain or for the benefit of any outside party who is not entitled to such information.

                       - OTHER CUSTOMERS - Where appropriate, customers should be made aware that associates will not disclose to them other customers' confidential information or use the confidential information of one customer for the benefit of another.

                       - NOTIFICATION OF CONFIDENTIALITY - When confidential information is communicated to any person, either inside or outside Mellon, they should be informed of the information's confidential nature and the limitations on its further communication.

                       - PREVENTION OF EAVESDROPPING - Confidential matters should not be discussed in public or in places, such as in building lobbies, restaurants or elevators, where unauthorized persons may overhear. Precautions, such as locking materials in desk drawers overnight, stamping material "Confidential" and delivering materials in sealed envelopes, should be taken with written materials to ensure they are not read by unauthorized persons.

                       - DATA PROTECTION - Data stored on personal computers and diskettes should be properly secured to ensure they are not accessed by unauthorized persons. Access to computer files should be granted only on a need-to-know basis. At a minimum, associates should comply with applicable Mellon policies on electronic data security.

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                       -  CONFIDENTIALITY AGREEMENTS - Confidentiality
                          agreements to which Mellon is a party must be complied with in addition to, but not in lieu of, this Policy. Confidentiality agreements that deviate from commonly used forms should be reviewed in advance by the Legal Department.

                       - CONTACT WITH THE PUBLIC - All contacts with institutional shareholders or securities analysts about Mellon must be made through the Investor Relations Division of the Finance Department. All contacts with the media and all speeches or other public statements made on behalf of Mellon or about Mellon's businesses must be cleared in advance by Corporate Affairs. In speeches and statements not made on behalf of Mellon, care should be taken to avoid any implication that Mellon endorses the views expressed.

                          SUPPLEMENTAL PROCEDURES - Mellon entities, departments, divisions and groups should establish their own supplemental procedures for protecting confidential information, as appropriate. These procedures may include:

                       - establishing records retention and destruction policies;

                       -  using code names;

                       - limiting the staffing of confidential matters (for example, limiting the size of working groups and the use of temporary employees, messengers and word processors); and

                       - requiring written confidentiality agreements from certain associates.

                          ANY SUPPLEMENTAL PROCEDURES SHOULD BE USED ONLY TO PROTECT CONFIDENTIAL INFORMATION AND NOT TO CIRCUMVENT APPROPRIATE REPORTING AND RECORDKEEPING REQUIREMENTS.

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SECTION TWO
INSIDER TRADING AND TIPPING

                          LEGAL PROHIBITIONS - Federal securities laws generally prohibit the trading of securities while in possession of "material nonpublic" information regarding the issuer of those securities (insider trading). Any person who passes along the material nonpublic information upon which a trade is based (tipping) may also be liable.

                          "MATERIAL" - Information is material if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                       - a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets;

                       - tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                       -  dividend declarations or changes;

                       -  extraordinary borrowings or liquidity problems;

                       - defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing;

                       - earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

                       - pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                       - a proposal or agreement concerning a financial restructuring;

                       - a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities;

                       -  a significant expansion or contraction of operations;

                       - information about major contracts or increases or decreases in orders;

                       - the institution of, or a development in, litigation or a regulatory proceeding;

                       -  developments regarding a company's senior management;

                       - information about a company received from a director of that company; and

                       - information regarding a company's possible noncompliance with environmental protection laws.

                          This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

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                          "NONPUBLIC" - Information about a company is nonpublic
                          if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                          If an associate can refer to some public source to show that the information is generally available (that is, available not from inside sources only) and that enough time has passed to allow wide dissemination of the information, the information is likely to be deemed public. While information appearing in widely accessible sources - such as newspapers - becomes public very soon after publication, information appearing in less accessible sources - such as regulatory filings - may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

                          MELLON'S POLICY - Associates who possess material nonpublic information about a company - whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company - may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, associates may not recommend trading in those securities and may not pass the information along to others, except to associates who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                          Associates who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                          Associates managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                          Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.

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SECTION THREE
RESTRICTIONS ON THE FLOW OF
INFORMATION WITHIN MELLON
(THE "CHINESE WALL")
                          As a diversified financial services organization, Mellon faces unique challenges in complying with the prohibitions on insider trading and tipping of material nonpublic information and misuse of confidential information. This is because one Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Chinese Wall" policy applicable to all associates. The "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential Insider Functions) from the Mellon units or individuals that either trade in securities - for Mellon's account or for the accounts of others - or provide investment advice (Investment Functions).

                          EXAMPLES OF POTENTIAL INSIDER FUNCTIONS - Potential Insider Functions include, among others, certain commercial lending, corporate finance, and credit policy areas. Insider Risk Associates (see Section Six, "Insider Risk Associates") should consider themselves to be in Potential Insider Functions unless their particular job responsibilities clearly indicate otherwise.

                          EXAMPLES OF INVESTMENT FUNCTIONS - Investment Functions include, among others, securities sales and trading, investment management and advisory services, investment research and various trust or fiduciary functions.

                          RULES FOR MAINTAINING THE "CHINESE WALL" - Without the prior approval of the General Counsel, material nonpublic information obtained by anyone in a Potential Insider Function should not be communicated to anyone in an Investment Function. To reduce the risk of material nonpublic information being communicated, communications between these associates in these functions must be limited to the maximum extent consistent with valid business needs.

                          PARTICULAR RULES -

                       - FILE RESTRICTIONS - Associates in Investment Functions must not have access to commercial credit files, corporate finance files, or any other Potential Insider Function files that might contain material nonpublic information. All such files that contain material nonpublic information should be marked as "Confidential" and, if feasible, segregated from nonconfidential files.

                       - ELECTRONIC DATA - Associates in Investment Functions must not have access to personal computer or word processing files of associates in Potential Insider Functions.

                       - MEETINGS - Associates in Investment Functions must not attend meetings between customers and associates in Potential Insider Functions unless appropriate steps have been taken to ensure that material nonpublic information will not be disclosed or discussed.

                       - COMMITTEE SERVICE - Without the prior approval of the General Counsel, associates other than those "Above the Wall" (see page 9) must not serve simultaneously on a committee having responsibility for any Investment Function and a committee having responsibility for any Potential Insider Function.

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                       -  INFORMATION REQUESTS - Requests for nonmaterial
                          information or public information across the "Chinese Wall" should be made in writing to an appropriate associate in the applicable area. Associates sending or receiving such a request should resolve any questions regarding the materiality or nonpublic nature of the requested information by consulting their department head, who will contact the General Counsel, as appropriate.

                       - INFORMATION BACKFLOW - Associates should take care to avoid inadvertent backflow of information that may be interpreted as the prohibited communication of material nonpublic information. For example, the mere fact that someone in a Potential Insider Function, such as a mergers and acquisitions specialist, requests information from an associate in an Investment Function could give the latter person a clue as to possible material developments affecting a customer.

                       - CUSTOMERS - Associates in Investment Functions must not state or imply to customers that associates making decisions or recommendations will have the benefit of information from Mellon's Potential Insider Functions. When appropriate, associates should inform customers of Mellon's "Chinese Wall" policy.

                       - CONFLICTS OF INTEREST - Associates should not receive or pass on any information that would create an undue risk of Mellon or any associate having a conflict of interest or breaching a fiduciary obligation.

                          REPORTING RECEIPT OF MATERIAL NONPUBLIC INFORMATION - Associates in Investment Functions who receive any suspected material nonpublic information must report such receipt promptly to their department or entity head. A department or entity head who receives information believed to be material and nonpublic should report the matter promptly to the General Counsel. If the General Counsel determines that the information is material and nonpublic, the affected department or entity will:

                       - immediately SUSPEND ALL TRADING in the securities of the issuer to which the information applies, as well as all recommendations with respect to such securities. The suspension will remain in effect as long as the information remains both material and nonpublic.

                       - NOTIFY THE GENERAL COUNSEL before resuming transactions or recommendations in the affected securities. The General Counsel will advise as to possible further steps, including ascertaining the validity and nonpublic nature of the information with the issuer of the securities; requesting the issuer of the securities, or other appropriate parties, to disseminate the information promptly to the public if the information is valid and nonpublic; and publishing the information.

                          In certain circumstances, the department or entity head may be able to demonstrate conclusively that the receipt of the material nonpublic information has been confined to an individual or small group of individuals and that measures other than those described above will comparably reduce the likelihood of trading on the basis of the information. These measures might include temporarily relieving individuals of responsibility for any Investment Functions and preventing any contact between those individuals and associates in Investment Functions. In these circumstances, the department head, with the approval of the General Counsel, may take those measures rather than the measures described above.

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                          FUNCTIONS "ABOVE THE WALL" - Some functions at Mellon
                          are deemed to be "Above the Wall." For example, members of senior management, Auditing, Risk Management and Compliance, and the Legal Department will typically need to have access to information on both sides of the "Chinese Wall" to carry out their job responsibilities. These individuals cannot rely on the procedural safeguards of the "Chinese Wall" and, therefore, need to be particularly careful to avoid any improper use or dissemination of material nonpublic information.

                          SUPPLEMENTAL PROCEDURES - As appropriate, certain Mellon departments or areas, such as Mellon Trust, should establish their own procedures to reduce the possibility of information being communicated to associates who should not have access to that information.






                                                                               9

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SECTION FOUR
RESTRICTIONS ON TRANSACTIONS
IN MELLON SECURITIES

                          Associates who engage in transactions involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                          The following restrictions apply to ALL transactions in Mellon's publicly traded securities occurring in the associate's own account and in all other accounts over which the associate could be expected to exercise influence or control (see provisions under "Beneficial Ownership" below for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934).

                       - SHORT SALES - Short sales of Mellon securities by associates are prohibited.

                       - SALES WITHIN 60 DAYS OF PURCHASE - Sales of Mellon securities within 60 days of acquisition are prohibited. For purposes of the 60-day holding period, securities will be deemed to be equivalent if one is convertible into the other, if one entails a right to purchase or sell the other, or if the value of one is expressly dependent on the value of the other (e.g., derivative securities).

                          In cases of extreme hardship, associates (other than senior management) may obtain permission to dispose of Mellon securities acquired within 60 days of the proposed transaction, provided the transaction is pre-cleared with the Manager of Corporate Compliance and any profits earned are disgorged in accordance with procedures established by senior management. The Manager of Corporate Compliance reserves the right to suspend the 60-day holding period restriction in the event of severe market disruption.

                       - MARGIN TRANSACTIONS - Purchases on margin of Mellon's publicly traded securities by associates is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                       - OPTION TRANSACTIONS - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other associate option plans are exempt from this restriction.

                       - MAJOR MELLON EVENTS - Associates who have knowledge of major Mellon events that have not yet been announced are prohibited from buying and selling Mellon's publicly traded securities before such public announcements, even if the associate believes the event does not constitute material nonpublic information.

                       - MELLON BLACKOUT PERIOD - Associates are prohibited from buying or selling Mellon's publicly traded securities during a blackout period, which begins the 16th day of the last month of each calendar quarter and ends three business days after Mellon publicly announces the financial results for that quarter. In cases of extreme hardship, associates (other than senior management) may request permission from the Manager of Corporate Compliance to dispose of Mellon securities during the blackout period.

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                          BENEFICIAL OWNERSHIP - The provisions discussed above
                          apply to transactions in the associate's own name and to all other accounts over which the associate could be expected to exercise influence or control, including:

                       - accounts of a spouse, minor children or relatives to whom substantial support is contributed;

                       - accounts of any other member of the associate's household (e.g., a relative living in the same home);

                       - trust accounts for which the associate acts as trustee or otherwise exercises any type of guidance or influence;

                       - Corporate accounts controlled, directly or indirectly, by the associate;

                       - arrangements similar to trust accounts that are established for bona fide financial purposes and benefit the associate; and

                       - any other account for which the associate is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").




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


SECTION FIVE
RESTRICTIONS ON TRANSACTIONS
IN OTHER SECURITIES

                          Purchases or sales by an associate of the securities of issuers with which Mellon does business, or other third party issuers, could result in liability on the part of such associate. Associates should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Associates should refer to the provisions under "Beneficial Ownership" (Section Four, "Restrictions on Transactions in Mellon Securities"), which are equally applicable to the following provisions.

                          The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Associates should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                          The following restrictions apply to ALL securities transactions by associates:

                       - CREDIT OR ADVISORY RELATIONSHIP - Associate may not buy or sell securities of a company if they are considering granting, renewing or denying any credit facility to that company or acting as an adviser to that company with respect to its securities. In addition, lending associates who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition does not apply to transactions in securities issued by open-end investment companies.

                       - CUSTOMER TRANSACTIONS - Trading for customers and Mellon accounts should always take precedence over associates' transactions for their own or related accounts.

                       - FRONT RUNNING - Associates may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

                       - INITIAL PUBLIC OFFERINGS - Mellon prohibits its associates from acquiring any securities in an initial public offering ("IPO").

                       - MARGIN TRANSACTIONS - Margin trading is a highly leveraged and relatively risky method of investing that can create particular problems for financial services employees. For this reason, all associates are urged to avoid margin trading.

                          Prior to establishing a margin account, the associate must obtain the written permission of the Manager of Corporate Compliance. Any associate having a margin account prior to the effective date of this Policy must notify the Manager of Corporate Compliance of the existence of such account.

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                          All associates having margin accounts, other than
                          described below, must designate the Manager of Corporate Compliance as an interested party on that account. Associates must ensure that the Manager of Corporate Compliance promptly receives copies of all trade confirmations and statements relating to the account directly from the broker. If requested by a brokerage firm, please contact the Manager of Corporate Compliance to obtain a letter (sometimes referred to as a "407 letter") granting permission to maintain a margin account. Trade confirmations and statements are not required on margin accounts established at Dreyfus Investment Services Corporation for the sole purpose of cashless exercises of employee stock options. In addition, products may be offered by a broker/dealer that, because of their characteristics, are considered margin accounts but have been determined by the Manager of Corporate Compliance to be outside the scope of this Policy (e.g., a Cash Management Account which provides overdraft protection for the customer). Any questions regarding the establishment, use and reporting of margin accounts should be directed to the Manager of Corporate Compliance. Examples of an instruction letter to a broker are shown in Exhibits B1 and B2.

                       - MATERIAL NONPUBLIC INFORMATION - Associates possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                       - NAKED OPTIONS, EXCESSIVE TRADING - Mellon discourages all associates from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an associate's job responsibilities.

                       - PRIVATE PLACEMENTS - Associates are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Preclearance Compliance Officer (applicable only to Investment Associates), the Manager of Corporate Compliance and the associate's department head. Approval must be given by all appropriate aforementioned persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, associates are required to disclose that investment when they participate in any subsequent consideration of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                       - SCALPING - Associates may not engage in "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans or Mellon's forthcoming investment recommendations.

                       - SHORT-TERM TRADING - Associates are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within 60 calendar days. With respect to Investment Associates only, any profits realized on such short-term trades must be disgorged in accordance with procedures established by senior management.

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

SECTION SIX
CLASSIFICATION OF ASSOCIATES

                          Associates are engaged in a wide variety of activities for Mellon. In light of the nature of their activities and the impact of federal and state laws and the regulations thereunder, the Policy imposes different requirements and limitations on associates based on the nature of their activities for Mellon. To assist the associates in complying with the requirements and limitations imposed on them in light of their activities, associates are classified into one of three categories: Insider Risk Associate, Investment Associate and Other Associate. Appropriate requirements and limitations are specified in the Policy based upon the associate's classification.

                          INSIDER RISK ASSOCIATE -

                          You are considered to be an Insider Risk Associate if you are:

                       - employed in any of the following departments or functional areas, however named, of a Mellon entity other than Dreyfus (see Glossary for definition of "Dreyfus"):

                           -  Auditing
                           -  Capital Markets
                           -  Corporate Affairs
                           -  Credit Policy
                           -  Credit Recovery
                           -  Credit Review
                           -  Domestic Corporate Banking
                           -  Finance
                           -  Institutional Banking
                           -  International
                           -  Leasing
                           -  Legal
                           -  Mellon Business Credit
                           -  Middle Market
                           -  Portfolio and Funds Management
                           -  Risk Management and Compliance
                           -  Strategic Planning
                           -  Wholesale, Administration and Operations

                       - a member of the Mellon Senior Management Committee, provided that those members of the Mellon Senior Management Committee who have management responsibility for fiduciary activities or who routinely have access to information about customers' securities transactions are considered to be Investment Associates and are subject to those provisions of the Policy pertaining to Investment Associates;

                       - employed by a broker/dealer subsidiary of a Mellon entity other than Dreyfus;

                       - an associate in the Stock Transfer business unit and have been specifically designated as an Insider Risk Associate by the Manager of Corporate Compliance; or

                       - an associate specifically designated as an Insider Risk Associate by the Manager of Corporate Compliance.

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

                          INVESTMENT ASSOCIATE -

                          You are considered to be an Investment Associate if you are:

                       - a member of Mellon's Senior Management Committee who, as part of his/her usual duties, has management responsibility for fiduciary activities or routinely has access to information about customers' securities transactions;

                       -  a Dreyfus associate;

                       - an associate of a Mellon entity registered under the Investment Advisers Act of 1940;

                       -  employed in the trust area of Mellon and:

                          - have the title of Vice President, First Vice President or Senior Vice President; or

                          - have access to material, confidential information regarding securities transactions by or on behalf of Mellon customers; or

                       - an associate specifically designated as an Investment Associate by the Manager of Corporate Compliance.

                          OTHER ASSOCIATE -

                          You are considered to be an Other Associate if you are an associate of Mellon Bank Corporation or any of its direct or indirect subsidiaries who is not either an Insider Risk Associate or an Investment Associate.

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

PART II - APPLICABLE TO INSIDER
RISK ASSOCIATES ONLY

-----------------------------------------

                          PROHIBITION ON INVESTMENTS IN SECURITIES OF FINANCIAL SERVICES ORGANIZATIONS

                          You are prohibited from acquiring any security issued by a financial services organization if you are:

                       - a member of the Mellon Senior Management Committee. For purposes of this restriction only, this prohibition also applies to those members of the Mellon Senior Management Committee who are considered Investment Associates.

                       - employed in any of the following departments of a Mellon entity other than Dreyfus (see Glossary for definition of "Dreyfus"):

                           -  Strategic Planning               -  Finance
                           -  Institutional Banking            -  Legal

                       - an associate specifically designated by the Manager of Corporate Compliance and informed that this prohibition is applicable to you.

                          FINANCIAL SERVICES ORGANIZATIONS - The term "security issued by a financial services organization" includes any security issued by:

                           -  Commercial Banks
                              (other than Mellon)
                           -  Thrifts
                           -  Insurance Companies
                           -  Investment Advisory Companies
                           -  Shareholder Servicing Companies
                           -  Bank Holding Companies
                              (other than Mellon)
                           -  Savings and Loan Associations
                           -  Broker/Dealers
                           -  Transfer Agents
                           -  Other Depository Institutions

                          The term "securities issued by a financial services organization" DOES NOT INCLUDE securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                          EFFECTIVE DATE - The foregoing restrictions will be effective upon adoption of this Policy. Securities of financial services organizations properly acquired before the later of the effective date of this Policy or the date of hire may be maintained or disposed of at the owner's discretion.

                          Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP) are not subject to this prohibition, provided your election to participate in the DRIP predates the later of the effective date of this Policy or date of hire. Optional cash purchases through a DRIP are subject to this prohibition.

                          Within 30 days of the later of the effective date of this Policy or date of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance. Periodically, you will be asked to file an updated disclosure of all your holdings of securities of financial services organizations.

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

                          CONFLICT OF INTEREST - No Insider Risk Associate may engage in or recommend any securities transaction that places, or appears to place, his or her own interests above those of any customer to whom investment services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

                          PRECLEARANCE FOR PERSONAL SECURITIES TRANSACTIONS - All Insider Risk Associates must notify the Manager of Corporate Compliance in writing and receive preclearance before they engage in any purchase or sale of a security. Insider Risk Associates should refer to the provisions under "Beneficial Ownership" (Section Four, "Restrictions on Transactions in Mellon Securities"), which are equally applicable to these provisions.

                          EXEMPTIONS FROM REQUIREMENT TO PRECLEAR - Preclearance is NOT required for the following transactions:

                       -  purchases or sales of Exempt Securities (see
                          Glossary);

                       -  purchases or sales of municipal bonds;

                       - purchases or sales effected in any account over which an associate has no direct or indirect control over the investment decision-making process (e.g., nondiscretionary trading accounts). Nondiscretionary trading accounts may only be maintained, without being subject to preclearance procedures, when the Manager of Corporate Compliance, after a thorough review, is satisfied that the account is truly nondiscretionary;

                       - transactions that are non-volitional on the part of an associate (such as stock dividends);

                       - the sale of stock received upon the exercise of an associate stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance);

                       - the automatic reinvestment of dividends under a DRIP (preclearance is required for OPTIONAL cash purchases under a DRIP);

                       - purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer;

                       - sales of rights acquired from an issuer, as described above; and/or

                       - those situations where the Manager of Corporate Compliance determines, after taking into consideration the particular facts and circumstances, that prior approval is not necessary.

                          REQUESTS FOR PRECLEARANCE - All requests for preclearance for a securities transaction shall be submitted to the Manager of Corporate Compliance by completing a Preclearance Request Form (see Exhibit
                          C1).

                          The Manager of Corporate Compliance will notify the Insider Risk Associate whether the request is approved or denied, without disclosing the reason for such approval or denial.

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

                          Notifications may be given in writing or verbally by the Manager of Corporate Compliance to the Insider Risk Associate. A record of such notification will be maintained by the Manager of Corporate Compliance. However, it shall be the responsibility of the Insider Risk Associate to obtain a written record of the Manager of Corporate Compliance's notification within 24 hours of such notification. The Insider Risk Associate should retain a copy of this written record.

                          As there could be many reasons for preclearance being granted or denied, Insider Risk Associates should not infer from the preclearance response anything regarding the security for which preclearance was requested.

                          Although making a preclearance request does not obligate an Insider Risk Associate to do the transaction, it should be noted that:

                       - preclearance authorization will expire at the end of the third business day after it is received (the day authorization is granted is considered the first business day);

                       - preclearance requests should not be made for a transaction that the Insider Risk Associate does not intend to make; and

                       - Insider Risk Associates should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request.

                          Every Insider Risk Associate must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

                          RESTRICTED LIST - The Manager of Corporate Compliance will maintain a list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Insider Risk Associates. Restricted List(s) will not be distributed outside of the Risk Management and Compliance Department. From time to time, such trading restrictions may be appropriate to protect Mellon and its Insider Risk Associates from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information to avoid unwarranted inferences.

                          To assist the Manager of Corporate Compliance in identifying companies that may be appropriate for inclusion on the Restricted List, the department heads of sections in which Insider Risk Associates are employed will inform the Manager of Corporate Compliance in writing of any companies they believe should be included on the Restricted List, based upon facts known or readily available to such department heads. Although the reasons for inclusion on the Restricted List may vary, they could typically include the following:

                       - Mellon is involved as a lender, investor or adviser in a merger, acquisition or financial restructuring involving the company;

                       - Mellon is involved as a selling shareholder in a public distribution of the company's securities;

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

                       - Mellon is involved as an agent in the distribution of the company's securities;

                       - Mellon has received material nonpublic information on the company;

                       - Mellon is considering the exercise of significant creditors' rights against the company; or

                       -  The company is a Mellon borrower in Credit Recovery.

                          Department heads of sections in which Insider Risk Associates are employed are also responsible for notifying the Manager of Corporate Compliance in writing of any change in circumstances making it appropriate to remove a company from the Restricted List.

                          PERSONAL SECURITIES TRANSACTIONS REPORTS

                       - BROKERAGE ACCOUNTS - All Insider Risk Associates are required to instruct their brokers to submit directly to the Manager of Corporate Compliance copies of all trade confirmations and statements relating to their account. An example of an instruction letter to a broker is contained in Exhibit B1.

                       - REPORT OF TRANSACTIONS IN MELLON SECURITIES - Insider Risk Associates must also report in writing to the Manager of Corporate Compliance within ten calendar days whenever they purchase or sell Mellon securities if the transaction was not through a brokerage account as described above. Purchases and sales of Mellon securities include the following:

                          DRIP OPTIONAL CASH PURCHASES - Optional cash purchases under Mellon's Dividend Reinvestment and Common Stock Purchase Plan (the "Mellon DRIP").

                          STOCK OPTIONS - The sale of stock received upon the exercise of an associate stock option unless the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance).

                          It should be noted that the reinvestment of dividends under the DRIP, changes in elections under Mellon's Retirement Savings Plan, the receipt of stock under Mellon's Restricted Stock Award Plan and the receipt or exercise of options under Mellon's Long-Term Profit Incentive Plan are not considered purchases or sales for the purpose of this reporting requirement.

                          An example of a written report to the Manager of Corporate Compliance is contained in Exhibit A.

                          CONFIDENTIAL TREATMENT
                          THE MANAGER OF CORPORATE COMPLIANCE WILL USE HIS OR HER BEST EFFORTS TO ASSURE THAT ALL REQUESTS FOR PRECLEARANCE, ALL PERSONAL SECURITIES TRANSACTION REPORTS AND ALL REPORTS OF SECURITIES HOLDINGS ARE TREATED AS "PERSONAL AND CONFIDENTIAL." HOWEVER, SUCH DOCUMENTS WILL BE AVAILABLE FOR INSPECTION BY APPROPRIATE REGULATORY AGENCIES AND BY OTHER PARTIES WITHIN AND OUTSIDE MELLON AS ARE NECESSARY TO EVALUATE COMPLIANCE WITH OR SANCTIONS UNDER THIS POLICY.

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

PART III - APPLICABLE TO
INVESTMENT ASSOCIATES ONLY

-----------------------------------------

                          Because of their particular responsibilities, Investment Associates are subject to different preclearance and personal securities reporting requirements as discussed below.

                          SPECIAL STANDARDS OF CONDUCT FOR INVESTMENT ASSOCIATES

                          CONFLICT OF INTEREST - No Investment Associate may recommend a securities transaction for a Mellon customer to whom a fiduciary duty is owed, or for Mellon, without disclosing any interest he or she has in such securities or issuer (other than an interest in publicly traded securities where the total investment is equal to or less than $25,000), including:

                       - any direct or indirect beneficial ownership of any securities of such issuer;

                       - any contemplated transaction by the Investment Associate in such securities;

                       -  any position with such issuer or its affiliates; and

                       - any present or proposed business relationship between such issuer or its affiliates and the Investment Associate or any party in which the Investment Associate has a beneficial ownership interest (see "Beneficial Ownership" in Section Four, "Restrictions On Transactions in Mellon Securities").

                          PORTFOLIO INFORMATION - No Investment Associate may divulge the current portfolio positions, or current or anticipated portfolio transactions, programs or studies, of Mellon or any Mellon customer to anyone unless it is properly within his or her job responsibilities to do so.

                          MATERIAL NONPUBLIC INFORMATION - No Investment Associate may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No Investment Associate may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

                          SHORT-TERM TRADING - Any Investment Associate who purchases and sells, or sells and purchases, the same (or equivalent) securities within any 60-calendar-day period is required to disgorge all profits realized on such transaction in accordance with procedures established by senior management. For this purpose, securities will be deemed to be equivalent if one is convertible into the other, if one entails a right to purchase or sell the other, or if the value of one is expressly dependent on the value of the other (e.g., derivative securities).

                          ADDITIONAL RESTRICTIONS FOR DREYFUS ASSOCIATES AND ASSOCIATES OF MELLON ENTITIES REGISTERED UNDER THE INVESTMENT ADVISERS ACT OF 1940 ONLY ("40 Act Associates")

                       - OUTSIDE ACTIVITIES - No 40 Act associate may serve on the board of directors/trustees or as a general partner of any publicly traded company (other than Mellon) without the prior approval of the Manager of Corporate Compliance.

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

                       - GIFTS - All 40 Act associates are prohibited from accepting gifts from outside companies, or their representatives, with an exception for gifts of (1) a DE MINIMIS value and (2) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment for the 40 Act associate and, if appropriate, a guest, which is neither so frequent nor extensive as to raise any question of impropriety. A gift shall be considered DE MINIMIS if it does not exceed an annual amount per person fixed periodically by the National Association of Securities Dealers, which is currently $100 per person.

                       - BLACKOUT PERIOD - 40 Act associates will not be given clearance to execute a transaction in any security that is being considered for purchase or sale by an affiliated investment company, managed account or trust, for which a pending buy or sell order for such affiliated account is pending, and for two business days after the transaction in such security for such affiliated account has been effected. This provision does not apply to transactions effected or contemplated by index funds.

                          In addition, portfolio managers for the investment companies are prohibited from buying or selling a security within seven calendar days before and after such investment company trades in that security. Any violation of the foregoing will require the violator to disgorge all profit realized with respect to such transaction.

                          PRECLEARANCE FOR PERSONAL SECURITIES TRANSACTIONS - All Investment Associates must notify the Preclearance Compliance Officer (see Glossary) in writing and receive preclearance BEFORE they engage in any purchase or sale of a security.

                          EXEMPTIONS FROM REQUIREMENT TO PRECLEAR - Preclearance is not required for the following transactions:

                       -  purchases or sales of "Exempt Securities" (see
                          Glossary);

                       - purchases or sales effected in any account over which an associate has no direct or indirect control over the investment decision-making process (i.e., nondiscretionary trading accounts). Nondiscretionary trading accounts may only be maintained, without being subject to preclearance procedures, when the Preclearance Compliance Officer, after a thorough review, is satisfied that the account is truly nondiscretionary;

                       - transactions which are non-volitional on the part of an associate (such as stock dividends);

                       - the sale of stock received upon the exercise of an associate stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the manager of Corporate Compliance);

                       - purchases which are part of an automatic reinvestment of dividends under a DRIP (Preclearance is required for OPTIONAL cash purchases under a DRIP);

                       - purchases effected upon the exercise of rights issued by an issuer PRO RATA to all holders of a class of securities, to the extent such rights were acquired from such issuer;

                       - sales of rights acquired from an issuer, as described above; and/or

                       - those situations where the Preclearance Compliance Officer determines, after taking into consideration the particular facts and circumstances, that prior approval is not necessary.

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

                          REQUESTS FOR PRECLEARANCE - All requests for preclearance for a securities transaction shall be submitted to the Preclearance Compliance Officer by completing a Preclearance Request Form. (Investment Associates other than Dreyfus associates are to use the Preclearance Request Form shown as Exhibit C1. Dreyfus associates are to use the Preclearance Request Form shown as Exhibit C2.)

                          The Preclearance Compliance Officer will notify the Investment Associate whether the request is approved or denied without disclosing the reason for such approval or denial.

                          Notifications may be given in writing or verbally by the Preclearance Compliance Officer to the Investment Associate. A record of such notification will be maintained by the Preclearance Compliance Officer. However, it shall be the responsibility of the Investment Associate to obtain a written record of the Preclearance Compliance Officer's notification within 24 hours of such notification. The Investment Associate should retain a copy of this written record.

                          As there could be many reasons for preclearance being granted or denied, Investment Associates should not infer from the preclearance response anything regarding the security for which preclearance was requested.

                          Although making a preclearance request does not obligate an Investment Associate to do the transaction, it should be noted that:

                       - preclearance authorization will expire at the end of the day on which preclearance is given;

                       - preclearance requests should not be made for a transaction that the Investment Associate does not intend to make; and

                       - Investment Associates should not discuss with anyone else, inside or outside Mellon, the response the Investment Associate received to a preclearance request.

                          Every Investment Associate must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures, consult the Preclearance Compliance Officer. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

                          RESTRICTED LIST - Each Preclearance Compliance Officer will maintain a list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Investment Associates in their area. From time to time, such trading restrictions may be appropriate to protect Mellon and its Investment Associates from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information in order to avoid unwarranted inferences.

                          In order to assist the Preclearance Compliance Officer in identifying companies that may be appropriate for inclusion on the Restricted List, the head of the entity/department/area in which Investment Associates are employed will inform the appropriate Preclearance Compliance Officer in writing of any companies that they believe should be included on the Restricted List based upon facts known or readily available to such department heads.

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

                          PERSONAL SECURITIES TRANSACTIONS REPORTS

                       - BROKERAGE ACCOUNTS - All Investment Associates are required to instruct their brokers to submit directly to the Manager of Corporate Compliance copies of all trade confirmations and statements relating to their account. Examples of instruction letters to a broker are contained in Exhibits B1 and B2.

                       - REPORT OF TRANSACTIONS IN MELLON SECURITIES - Investment Associates must also report in writing to the Manager of Corporate Compliance within ten calendar days whenever they purchase or sell Mellon securities if the transaction was not through a brokerage account as described above. Purchases and sales of Mellon securities include the following:

                          DRIP OPTIONAL CASH PURCHASES - Optional cash purchases under Mellon's Dividend Reinvestment and Common Stock Purchase Plan (the "Mellon DRIP").

                          STOCK OPTIONS - The sale of stock received upon the exercise of an associate stock option unless the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance).

                          It should be noted that the reinvestment of dividends under the DRIP, changes in elections under Mellon's Retirement Savings Plan, the receipt of stock under Mellon's Restricted Stock Award Plan, and the receipt or exercise of options under Mellon's Long-Term Profit Incentive Plan are not considered purchases or sales for the purpose of this reporting requirement.

                          An example of a written report to the Manager of Corporate Compliance is contained in Exhibit A.

                       - STATEMENT OF SECURITIES HOLDINGS - Within ten days of receiving this Policy and on an annual basis thereafter, all Investment Associates must submit to the Manager of Corporate Compliance a statement of all securities in which they presently have any direct or indirect beneficial ownership other than Exempt Securities, as defined in the Glossary. Investment Associates should refer to "Beneficial Ownership" in Section Four, "Restrictions on Transactions in Mellon Securities," which is also applicable to Investment Associates. Such statements should be in the format shown in Exhibit D. The annual report must be submitted by January 31 and must report all securities holdings other than Exempt Securities. The annual statement of securities holdings contains an acknowledgment that the Investment Associate has read and complied with this Policy.

                       - SPECIAL REQUIREMENT WITH RESPECT TO AFFILIATED INVESTMENT COMPANIES - The portfolio managers, research analysts and other Investment Associates specifically designated by the Manager of Corporate Compliance are required within ten calendar days of receiving this Policy (and by no later than ten calendar days after the end of each calendar quarter) to report every transaction in the securities issued by an affiliated investment company occurring in an account in which the Investment Associate has a beneficial ownership interest. The quarterly reporting requirement may be satisfied by notifying the Manager of Corporate Compliance of the name of the investment company, account name and account number for which such quarterly reports must be submitted.

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

                          CONFIDENTIAL TREATMENT
                          THE PRECLEARANCE COMPLIANCE OFFICER WILL USE HIS OR HER BEST EFFORTS TO ASSURE THAT ALL REQUESTS FOR PRECLEARANCE, ALL PERSONAL SECURITIES TRANSACTION REPORTS AND ALL REPORTS OF SECURITIES HOLDINGS ARE TREATED AS "PERSONAL AND CONFIDENTIAL." HOWEVER, SUCH DOCUMENTS WILL BE AVAILABLE FOR INSPECTION BY APPROPRIATE REGULATORY AGENCIES, AND BY OTHER PARTIES WITHIN AND OUTSIDE MELLON AS ARE NECESSARY TO EVALUATE COMPLIANCE WITH OR SANCTIONS UNDER THIS POLICY. DOCUMENTS RECEIVED FROM DREYFUS ASSOCIATES ARE ALSO AVAILABLE FOR INSPECTION BY THE BOARDS OF DIRECTORS OF DREYFUS AND BY THE BOARDS OF DIRECTORS (OR TRUSTEES OR MANAGING GENERAL PARTNERS, AS APPLICABLE) OF THE INVESTMENT COMPANIES MANAGED OR ADMINISTERED BY DREYFUS.






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

PART IV - APPLICABLE TO
OTHER ASSOCIATES ONLY

-----------------------------------------

                          PRECLEARANCE FOR PERSONAL SECURITIES TRANSACTIONS - Except for private placements, Other Associates ARE PERMITTED to engage in personal securities transactions without obtaining prior approval from the Manager of Corporate Compliance (for preclearance of private placements, use the Preclearance Request Form shown as Exhibit C1.)

                          PERSONAL SECURITIES TRANSACTIONS REPORTS - Other Associates are NOT required to report their personal securities transactions OTHER THAN margin transactions and transactions involving Mellon securities as discussed below. Other Associates are required to instruct their brokers to submit directly to the Manager of Corporate Compliance copies of all confirmations and statements pertaining to margin accounts. Examples of an instruction letter to a broker are shown in Exhibit B1.

                          REPORT OF TRANSACTIONS IN MELLON SECURITIES - Other Associates must report in writing to the Manager of Corporate Compliance within ten calendar days whenever they purchase or sell Mellon securities. Purchases and sales of Mellon securities include the following:

                       - DRIP OPTIONAL CASH PURCHASES - Optional cash purchases under Mellon's Dividend Reinvestment and Common Stock Purchase Plan (the "Mellon DRIP").

                       - STOCK OPTIONS - The sale of stock received upon the exercise of an associate stock option unless the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance).

                          It should be noted that the reinvestment of dividends under the DRIP, changes in elections under Mellon's Retirement Savings Plan, the receipt of stock under Mellon's Restricted Stock Award Plan and the receipt or exercise of options under Mellon's Long-Term Profit Incentive Plan are not considered purchases or sales for the purpose of this reporting requirement.

                          An example of a written report to the Manager of Corporate Compliance is contained in Exhibit A.

                          RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                          MARGIN TRANSACTIONS - Prior to establishing a margin account, Other Associates must obtain the written permission of the Manager of Corporate Compliance. Other Associates having a margin account prior to the effective date of this Policy must notify the Manager of Corporate Compliance of the existence of such account.

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

                          All associates having margin accounts, other than described below, must designate the Manager of Corporate Compliance as an interested party on each account. Associates must ensure that the Manager of Corporate Compliance promptly receives copies of all trade confirmations and statements relating to the accounts directly from the broker. If requested by a brokerage firm, please contact the Manager of Corporate Compliance to obtain a letter (sometimes referred to as a "407 letter") granting permission to maintain a margin account. Trade confirmations and statements are not required on margin accounts established at Dreyfus Investment Services Corporation for the sole purpose of cashless exercises of Mellon employee stock options. In addition, products may be offered by a broker/dealer that, because of their characteristics, are considered margin accounts but have been determined by the Manager of Corporate Compliance to be outside the scope of this Policy (e.g., a Cash Management account which provides overdraft protection for the customer). Any questions regarding the establishment, use and reporting of margin accounts should be directed to the Manager of Corporate Compliance. An example of an instruction letter to a broker is shown in Exhibit B1.

                          PRIVATE PLACEMENTS - Other Associates are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance and the Associate's department head. Approval must be given by both of the aforementioned persons for the acquisition to be considered approved.

                          As there could be many reasons for preclearance being granted or denied, Other Associates should not infer from the preclearance response anything regarding the security for which preclearance was requested.

                          Although making a preclearance request does not obligate an Other Associate to do the transaction, it should be noted that:

                       - preclearance authorization will expire at the end of the third business day after it is received (the day authorization is granted is considered the first business day);

                       - preclearance requests should not be made for a transaction that the Other Associate does not intend to make; and

                       - Other Associates should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request.

                          Every Other Associate must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

                          CONFIDENTIAL TREATMENT
                          THE MANAGER OF CORPORATE COMPLIANCE WILL USE HIS OR HER BEST EFFORTS TO ASSURE THAT ALL REQUESTS FOR PRECLEARANCE, ALL PERSONAL SECURITIES TRANSACTION REPORTS AND ALL REPORTS OF SECURITIES HOLDINGS ARE TREATED AS "PERSONAL AND CONFIDENTIAL." HOWEVER, SUCH DOCUMENTS WILL BE AVAILABLE FOR INSPECTION BY APPROPRIATE REGULATORY AGENCIES AND OTHER PARTIES WITHIN AND OUTSIDE MELLON AS ARE NECESSARY TO EVALUATE COMPLIANCE WITH OR SANCTIONS UNDER THIS POLICY.

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

PART V - APPLICABLE TO
NONMANAGEMENT BOARD MEMBER

-----------------------------------------

                          NONMANAGEMENT BOARD MEMBER -

                          You are considered to be a Nonmanagement Board Member if you are:

                       - a director of Dreyfus who is not also an officer or employee of Dreyfus ("Dreyfus Board Member"); or

                       - a director, trustee or managing general partner of any investment company who is not also an officer or employee of Dreyfus ("Mutual Fund Board Member").

                          The term "Independent" Mutual Fund Board Member means those Mutual Fund Board Members who are NOT deemed "interested persons" of an investment company, as defined by the Investment Company Act of 1940, as amended.

                          STANDARDS OF CONDUCT FOR NONMANAGEMENT BOARD MEMBER

                          OUTSIDE ACTIVITIES - Nonmanagement Board Members are prohibited from:

                       - accepting nomination or serving as a director, trustee or managing general partner of an investment company not advised by Dreyfus, WITHOUT the express prior approval of the board of directors of Dreyfus and the board of directors/trustees or managing general partners of the pertinent Dreyfus-managed fund(s) for which a Nonmanagement Board Member serves as a director, trustee or managing general partner;

                       - accepting employment with or acting as a consultant to any person acting as a registered investment adviser to an investment company without the express prior approval of the board of directors of Dreyfus;

                       - owning Mellon securities if the Nonmanagement Board Member is an "Independent" Mutual Fund Board Member, (since that would destroy his or her "independent" status); and/or

                       - buying or selling Mellon's publicly traded securities during a blackout period, which begins the 16th day of the last month of each calendar quarter and ends three business days after Mellon publicly announces the financial results for that quarter.

                          INSIDER TRADING AND TIPPING - The provisions set forth in Section Two, "Insider Trading and Tipping," are applicable to Nonmanagement Board Members.

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

                          CONFLICT OF INTEREST - No Nonmanagement Board Member may recommend a securities transaction for Mellon, Dreyfus or any Dreyfus-managed fund without disclosing any interest he or she has in such securities or issuer thereof (other than an interest in publicly traded securities where the total investment is less than or equal to $25,000), including:

                       - any direct or indirect beneficial ownership of any securities of such issuer;

                       - any contemplated transaction by the Nonmanagement Board Member in such securities;

                       -  any position with such issuer or its affiliates; and

                       - any present or proposed business relationship between such issuer or its affiliates and the Nonmanagement Board Member or any party in which the Nonmanagement Board Member has a beneficial ownership interest (see "Beneficial Ownership", Section Four, "Restrictions on Transaction in Mellon Securities").

                          PORTFOLIO INFORMATION - No Nonmanagement Board Member may divulge the current portfolio positions, or current or anticipated portfolio transactions, programs or studies, of Mellon, Dreyfus or any Dreyfus-managed fund, to anyone unless it is properly within his or her responsibilities as a Nonmanagement Board Member to do so.

                          MATERIAL NONPUBLIC INFORMATION - No Nonmanagement Board Member may engage in or recommend any securities transaction, for his or her own benefit or for the benefit of others, including Mellon, Dreyfus or any Dreyfus-managed fund, while in possession of material nonpublic information. No Nonmanagement Board Member may communicate material nonpublic information to others unless it is properly within his or her responsibilities as a Nonmanagement Board Member to do so.

                          PRECLEARANCE FOR PERSONAL SECURITIES TRANSACTIONS -

                          Nonmanagement Board Members ARE PERMITTED to engage in personal securities transactions without obtaining prior approval from the Preclearance Compliance Officer.

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

                          PERSONAL SECURITY TRANSACTIONS REPORTS -

                       - "INDEPENDENT" MUTUAL FUND BOARD MEMBERS - Any "Independent" Mutual Fund Board Members, as defined above, who effects a securities transaction where he or she knew, or in the ordinary course of fulfilling his or her official duties should have known, that during the 15-day period immediately preceding or after the date of such transaction, the same security was purchased or sold, or was being considered for purchase or sale by Dreyfus (including any investment company or other account managed by Dreyfus), are required to report such personal securities transaction. In the event a personal securities transaction report is required, it must be submitted to the Preclearance Compliance Officer not later than ten days after the end of the calendar quarter in which the transaction to which the report relates was effected. The report must include the date of the transaction, the title and number of shares or principal amount of the security, the nature of the transaction (e.g., purchase, sale or any other type of acquisition or disposition), the price at which the transaction was effected and the name of the broker or other entity with or through whom the transaction was effected. This reporting requirement can be satisfied by sending a copy of the confirmation statement regarding such transactions to the Preclearance Compliance Officer within the time period specified. Notwithstanding the foregoing, personal securities transaction reports are NOT required with respect to any securities transaction described in "Exemption from the Requirement to Preclear" in Part III.

                       - DREYFUS BOARD MEMBERS AND "INTERESTED" MUTUAL FUND BOARD MEMBERS - Dreyfus Board Members and Mutual Fund Board Members who are "interested persons" of an investment company, as defined by the Investment Company Act of 1940, are required to report their personal securities transactions. Personal securities transaction reports are required with respect to any securities transaction other than those described in "Exemptions from Requirement to Preclear" on Page 21. Personal securities transaction reports are required to be submitted to the Preclearance Compliance Officer not later than ten days after the end of the calendar quarter in which the transaction to which the report relates was effected. The report must include the date of the transaction, the title and number of shares or principal amount of the security, the nature of the transaction (e.g., purchase, sale or any other type of acquisition or disposition), the price at which the transaction was effected and the name of the broker or other entity with or through whom the transaction was effected. This reporting requirement can be satisfied by sending a copy of the confirmation statement regarding such transactions to the Preclearance Compliance Officer within the time period specified.

                          CONFIDENTIAL TREATMENT
                          THE PRECLEARANCE COMPLIANCE OFFICER WILL USE HIS OR HER BEST EFFORTS TO ASSURE THAT ALL PERSONAL SECURITIES TRANSACTION REPORTS ARE TREATED AS "PERSONAL AND CONFIDENTIAL." HOWEVER, SUCH DOCUMENTS WILL BE AVAILABLE FOR INSPECTION BY APPROPRIATE REGULATORY AGENCIES AND OTHER PARTIES WITHIN AND OUTSIDE MELLON AS ARE NECESSARY TO EVALUATE COMPLIANCE WITH OR SANCTIONS UNDER THIS POLICY.

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

GLOSSARY

-----------------------------------------
DEFINITIONS

                       - APPROVAL - written consent or written notice of nonobjection.

                       - ASSOCIATE - any employee of Mellon Bank Corporation or its direct or indirect subsidiaries; does not include outside consultants or temporary help.

                       - BENEFICIAL OWNERSHIP - securities owned of record or held in the associate's name are generally considered to be beneficially owned by the associate.

                          Securities held in the name of any other person are deemed to be beneficially owned by the associate if by reason of any contract, understanding, relationship, agreement or other arrangement, the associate obtains therefrom benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such securities. Beneficial ownership includes securities held by others for the associate's benefit (regardless of record ownership), e.g. securities held for the associate or members of the associate's immediate family, defined below, by agents, custodians, brokers, trustees, executors or other administrators; securities owned by the associate, but which have not been transferred into the associate's name on the books of the company; securities which the associate has pledged; or securities owned by a corporation that should be regarded as the associate's personal holding corporation. As a natural person, beneficial ownership is deemed to include securities held in the name or for the benefit of the associate's immediate family, which includes the associate's spouse, the associate's minor children and stepchildren and the associate's relatives or the relatives of the associate's spouse who are sharing the associate's home, unless because of countervailing circumstances, the associate does not enjoy benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such securities to maintain a common home, meeting expenses that such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such securities. An associate is also deemed the beneficial owner of securities held in the name of some other person, even though the associate does not obtain benefits of ownership, if the associate can vest or revest title in himself at once, or at some future time.

                          In addition, a person will be deemed the beneficial owner of a security if he has the right to acquire beneficial ownership of such security at any time (within 60 days) including but not limited to any right to acquire: (1) through the exercise of any option, warrant or right; (2) through the conversion of a security; or (3) pursuant to the power to revoke a trust, nondiscretionary account or similar arrangement.

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

                          With respect to ownership of securities held in trust, beneficial ownership includes ownership of securities as a trustee in instances where either the associate as trustee or a member of the associate's "immediate family" has a vested interest in the income or corpus of the trust, the ownership by the associate of a vested beneficial interest in the trust and the ownership of securities as a settlor of a trust in which the associate as the settlor has the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exemptions to these trust beneficial ownership rules exist, including an exemption for instances where beneficial ownership is imposed solely by reason of the associate being settlor or beneficiary of the securities held in trust and the ownership, acquisition and disposition of such securities by the trust is made without the associate's prior approval as settlor or beneficiary. "Immediate family" of an associate as trustee means the associate's son or daughter (including any legally adopted children) or any descendant of either, the associate's stepson or stepdaughter, the associate's father or mother or any ancestor of either, the associate's stepfather or stepmother and his spouse.

                          To the extent that stockholders of a company use it as a personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus invested or traded in. A general partner in a partnership is considered to have indirect beneficial ownership in the securities held by the partnership to the extent of his pro rata interest in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of an indirect interest in portfolio securities held by any holding company registered under the Public Utility Holding Company Act of 1935, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan and a business trust with over 25 beneficiaries.

                          Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

                          The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, while the associate may include security holdings of other members of his family, the associate may nonetheless disclaim beneficial ownership of such securities.

                       - "CHINESE WALL" POLICY - procedures designed to restrict the flow of information within Mellon from units or individuals who are likely to receive material nonpublic information to units or individuals who trade in securities or provide investment advice. (see pages 12-14).

                       -  CORPORATION - Mellon Bank Corporation.

                       - DREYFUS - The Dreyfus Corporation and its subsidiaries.

                       - DREYFUS ASSOCIATE - any employee of Dreyfus; does not include outside consultants or temporary help.

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

                       -  EXEMPT SECURITIES - Exempt Securities are defined as:

                          - securities issued or guaranteed by the United States government or agencies or instrumentalities;

                          -  bankers' acceptances;

                          -  bank certificates of deposit and time deposits;

                          -  commercial paper;

                          -  repurchase agreements; and

                          -  securities issued by open-end investment companies.

                       - GENERAL COUNSEL - General Counsel of Mellon Bank Corporation or any person to whom relevant authority is delegated by the General Counsel.

                       - INDEX FUND - an investment company which seeks to mirror the performance of the general market by investing in the same stocks (and in the same proportion) as a broad-based market index.

                       - INITIAL PUBLIC OFFERING (IPO) - the first offering of a company's securities to the public.

                       - INVESTMENT COMPANY - a company that issues securities that represent an undivided interest in the net assets held by the company. Mutual funds are investment companies that issue and sell redeemable securities representing an undivided interest in the net assets of the company.

                       - MANAGER OF CORPORATE COMPLIANCE - - the associate within the Risk Management and Compliance Department of Mellon Bank Corporation who is responsible for administering the Confidential Information and Securities Trading Policy, or any person to whom relevant authority is delegated by the Manager of Corporate Compliance.

                       - MELLON - Mellon Bank Corporation and all of its direct and indirect subsidiaries.

                       - NAKED OPTION - an option sold by the investor which obligates him or her to sell a security which he or she does not own.

                       - NONDISCRETIONARY TRADING ACCOUNT - an account over which the associated person has no direct or indirect control over the investment decision-making process.

                       - OPTION - a security which gives the investor the right but not the obligation to buy or sell a specific security at a specified price within a specified time.

                       - PRECLEARANCE COMPLIANCE OFFICER - a person designated by the Manager of Corporate Compliance, to administer, among other things, associates' preclearance request for a specific business unit.

                       - PRIVATE PLACEMENT - an offering of securities that is exempt from registration under the Securities Act of 1933 because it does not constitute a public offering.

                       - SENIOR MANAGEMENT COMMITTEE - the Senior Management Committee of Mellon Bank Corporation.

                       - SHORT SALE - the sale of a security that is not owned by the seller at the time of the trade.

CONFIDENTIAL INFORMATION AND SECURITIES TRADING POLICY-019              03/22/00

INDEX OF EXHIBITS

-----------------------------------------

EXHIBIT A              SAMPLE REPORT TO MANAGER OF CORPORATE COMPLIANCE

EXHIBIT B              SAMPLE INSTRUCTION LETTER TO BROKER

EXHIBIT C              PRECLEARANCE REQUEST FORM

EXHIBIT D              PERSONAL SECURITIES HOLDINGS FORM

CONFIDENTIAL INFORMATION AND SECURITIES TRADING POLICY-019              03/22/00

EXHIBIT A

-----------------------------------------

SAMPLE REPORT TO MANAGER OF CORPORATE COMPLIANCE


--------------------------------------------------------------------------------
                                                              MELLON INTEROFFICE
                                                              MEMORANDUM



    Date:                                              From:       Associate
      To:   Manager, Corporate Compliance              Dept:
                                                      Aim #:
   Aim #:   151-4342                                  Phone:
                                                        Fax:


--------------------------------------------------------------------------------

            RE:      REPORT OF SECURITIES TRADE

            Type of Associate:  ____________    Insider Risk
                                ____________    Investment
                                ____________    Other


            Type of Security:   ____________    Mellon Bank Corporation
                                ____________    Mellon Bank Corporation -
                                                optional cash purchases under
                                                Dividend Reinvestment and Common
                                                Stock Purchase Plan
                                ____________    Mellon Bank Corporation -
                                                exercise of an employee stock
                                                option


            Attached is a copy of the confirmation slip for a securities trade I engaged in on _____________________, 19xx.

            or

            On __________________, 19xx, I (purchased/sold) ____________________
            shares of ___________________________ through (broker).  I will arrange to have a copy of the confirmation slip for this trade delivered to you as soon as possible.



--------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION AND SECURITIES TRADING POLICY-019              03/22/00

EXHIBIT B1

-----------------------------------------

FOR NON-DREYFUS ASSOCIATES

--------------------------------------------------------------------------------

            Date

            Broker ABC
            Street Address
            City, State  ZIP


            Re:   John Smith & Mary Smith
                  Account No. xxxxxxxxxxxxx


            In connection with my existing brokerage accounts at your firm noted above, please be advised that the Risk Management and Compliance Department of Mellon Bank should be noted as an "Interested Party" with respect to my accounts. They should, therefore, be sent copies of all trade confirmations and account statements relating to my account.

            Please send the requested documentation ensuring the account holder's name appears on all correspondence to:


                             Manager, Corporate Compliance
                             Mellon Bank
                             P.O. Box 3130
                             Pittsburgh, PA 15230-3130

            Thank you for your cooperation in this request.


            Sincerely yours,



            Associate


            cc:   Manager, Corporate Compliance (151-4342)

--------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION AND SECURITIES TRADING POLICY-019              03/22/00

EXHIBIT B2

-----------------------------------------

FOR DREYFUS ASSOCIATES

--------------------------------------------------------------------------------

            Date

            Broker ABC
            Street Address
            City, State  ZIP


            Re:   John Smith & Mary Smith
                  Account No. xxxxxxxxxxxxx


            In connection with my existing brokerage accounts at your firm noted above, please be advised that the Risk Management and Compliance Department of Dreyfus Corporation should be noted as an "Interested Party" with respect to my accounts. They should, therefore, be sent copies of all trade confirmations and account statements relating to my account.

            Please send the requested documentation ensuring the account holder's name appears on all correspondence to:


                             Compliance Officer at The Dreyfus Corporation 200 Park Avenue
                             Legal Department
                             New York, NY 10166

            Thank you for your cooperation in this request.


            Sincerely yours,



            Associate


            cc:   Dreyfus Compliance

--------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION AND SECURITIES TRADING POLICY-019              03/22/00

EXHIBIT C1

-----------------------------------------

PRECLEARANCE REQUEST FORM                                                             NON DREYFUS ASSOCIATES
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
To:    Manager, Corporate Compliance 151-4342 (All Insider and Other Associates)
       Designated Preclearance Compliance Officer (All Investment Associates Excluding Dreyfus)
------------------------------------------------------------------------------------------------------------
Associate Name:                                        Title:                         Date:


------------------------------------------------------------------------------------------------------------
Phone #:                       AIM #:                  Social Security #:             Department:


------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
ACCOUNT INFORMATION
------------------------------------------------------------------------------------------------------------
Account Name:                  Account Number:         Name of Broker/Bank:


------------------------------------------------------------------------------------------------------------
Relationship to registered owner(s) (if other than associate)


------------------------------------------------------------------------------------------------------------
I hereby request approval to execute the following trade in the above account:
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
TRANSACTION DETAIL
------------------------------------------------------------------------------------------------------------
Buy:                           Sell:                   Security/Contract:             No. of Shares:


------------------------------------------------------------------------------------------------------------
If sale, date acquired:        Margin Transaction:     Initial Public Offering:       Private Placement:
                                Yes                      Yes                            Yes


------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
DISCLOSURE STATEMENT
------------------------------------------------------------------------------------------------------------
I hereby represent that, to the best of my knowledge, neither I nor the registered account holder is (1)
attempting to benefit personally from any existing business relationship between the issuer and Mellon or any Mellon-related fund or affiliate; (2) engaging in any manipulative or deceptive trading activity; (3) in possession of any material non-public information concerning the security to which is request relates.

------------------------------------------------------------------------------------------------------------
Associate Signature:                                                                  Date:



------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
COMPLIANCE OFFICER USE ONLY
------------------------------------------------------------------------------------------------------------
Approved:                      Disapproved:            Authorized Signatory:          Date:


------------------------------------------------------------------------------------------------------------
Comments:


------------------------------------------------------------------------------------------------------------
Note:  This preclearance will lapse at the end of the day on ___________________, 19___.
If you decide not to effect the trade, please notify me.
------------------------------------------------------------------------------------------------------------
Date:                                                  By:


------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION AND SECURITIES TRADING POLICY-019              03/22/00

EXHIBIT C2

-----------------------------------------

PRECLEARANCE REQUEST FORM                                                            DREYFUS ASSOCIATES ONLY
------------------------------------------------------------------------------------------------------------
To:    Dreyfus Compliance Officer
------------------------------------------------------------------------------------------------------------
Associate Name:                                        Title:                         Date:


------------------------------------------------------------------------------------------------------------
Phone #:                       AIM #:                  Social Security #:             Department:


------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
ACCOUNT INFORMATION
------------------------------------------------------------------------------------------------------------
Account Name:                  Account Number:         Name of Broker/Bank:


------------------------------------------------------------------------------------------------------------
Relationship to registered owner(s) (if other than associate)


------------------------------------------------------------------------------------------------------------
I hereby request approval to execute the following trade in the above account:
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
TRANSACTION DETAIL
------------------------------------------------------------------------------------------------------------
Buy:                           Sell:                   Security/Contract:             Symbol:


------------------------------------------------------------------------------------------------------------
Amount:                        Current Market Price:   If sale, date acquired:        Margin Transaction:


------------------------------------------------------------------------------------------------------------
Is this a New Issue?                                   Is this a Private Placement?
  Yes         No                                         Yes          No

------------------------------------------------------------------------------------------------------------
Reason for Transaction, identify source:


------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
DISCLOSURE STATEMENT
------------------------------------------------------------------------------------------------------------
I hereby represent that, to the best of my knowledge, neither I nor the registered account holder is (1)
attempting to benefit personally from any existing business relationship between the issuer and Mellon or any Mellon-related fund or affiliate; (2) engaging in any manipulative or deceptive trading activity; (3) in possession of any material non-public information concerning the security to which is request relates.

------------------------------------------------------------------------------------------------------------
Associate Signature:                                                                  Date:


------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
COMPLIANCE OFFICER USE ONLY
------------------------------------------------------------------------------------------------------------
Approved:                      Disapproved:            Authorized Signatory:          Date:


------------------------------------------------------------------------------------------------------------
Comments:


------------------------------------------------------------------------------------------------------------
Note:  This preclearance will lapse at the end of the day on ___________________, 19___.
If you decide not to effect the trade, please notify me.
------------------------------------------------------------------------------------------------------------
Date:                                                  By:


------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION AND SECURITIES TRADING POLICY-019              03/22/00

EXHIBIT D1

-----------------------------------------

   Return to:  Manager, Corporate Compliance
               Mellon Bank
               P.O. Box 3130
               Pittsburgh, PA  15230-3130


                         STATEMENT OF SECURITY HOLDINGS

   As of ____________________

   1. List of all securities in which you, your immediate family, any other member of your immediate household, or any trust or estate of which you or your spouse is a trustee or fiduciary or beneficiary, or of which your minor child is a beneficiary, or any person for whom you direct or effect transactions under a power of attorney or otherwise, maintain a beneficial ownership - (see Glossary in Policy). If none, write NONE. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, bankers' acceptances, bank certificates of deposit and time deposits, commercial paper, repurchase agreements and shares of registered investment companies need NOT be listed. IF YOUR LIST IS EXTENSIVE, PLEASE ATTACH A COPY OF THE MOST RECENT STATEMENT FROM YOUR BROKER(S), RATHER THAN LIST THEM ON THIS FORM.

   ---------------------------------------------------------------------------------------------------
            NAME OF SECURITY                 TYPE OF SECURITY                   AMOUNT OF SHARES
   ---------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------

   2. List the names and addresses of any broker/dealers holding accounts in which you have a beneficial interest, including the name of your registered representative (if applicable), the account registration and the relevant account numbers. If none, write NONE.

   ---------------------------------------------------------------------------------------------------
         BROKER/          ADDRESS              NAME OF                 ACCOUNT              ACCOUNT
         DEALER                             REGISTERED              REGISTRATION           NUMBER(S)
                                           REPRESENTATIVE
   ---------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------

   I certify that the statements made by me on this form are true, complete and correct to the best of my knowledge and belief, and are made in good faith. I acknowledge I have read, understood and complied with the Confidential Information and Securities Trading Policy.

   -----------------------------------------------------------------------------
   Date:                                     Printed Name:

   -----------------------------------------------------------------------------
                                             Signature:

   -----------------------------------------------------------------------------

CONFIDENTIAL INFORMATION AND SECURITIES TRADING POLICY-019              03/22/00

EXHIBIT D2

-----------------------------------------

   Return to:  Compliance Officer at the Dreyfus Corporation
               200 Park Avenue
               Legal Department
               New York, NY 10166


                         STATEMENT OF SECURITY HOLDINGS

   As of

   1. List of all securities in which you, your immediate family, any other member of your immediate household, or any trust or estate of which you or your spouse is a trustee or fiduciary or beneficiary, or of which your minor child is a beneficiary, or any person for whom you direct or effect transactions under a power of attorney or otherwise, maintain a beneficial interest. If none, write NONE. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, bankers' acceptances, bank certificates of deposit and time deposits, commercial paper, repurchase agreements and shares of registered investment companies need NOT be listed. IF YOUR LIST IS EXTENSIVE, PLEASE ATTACH A COPY OF THE MOST RECENT STATEMENT FROM YOUR BROKER(S), RATHER THAN LIST THEM ON THIS FORM.

   ---------------------------------------------------------------------------------------------------
            NAME OF SECURITY                 TYPE OF SECURITY                   AMOUNT OF SHARES
   ---------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------

   2. List the names and addresses of any broker/dealers holding accounts in which you have a beneficial interest, including the name of your registered representative (if applicable), the account registration and the relevant account numbers. If none, write NONE.

   ---------------------------------------------------------------------------------------------------
         BROKER/          ADDRESS              NAME OF                 ACCOUNT              ACCOUNT
         DEALER                             REGISTERED              REGISTRATION           NUMBER(S)
                                           REPRESENTATIVE
   ---------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------

   I certify that the statements made by me on this form are true, complete and correct to the best of my knowledge and belief, and are made in good faith. I acknowledge I have read, understood and complied with the Confidential Information and Securities Trading Policy.

   -----------------------------------------------------------------------------
   Date:                                     Printed Name:

   -----------------------------------------------------------------------------
                                             Signature:

   -----------------------------------------------------------------------------

CONFIDENTIAL INFORMATION AND SECURITIES TRADING POLICY-019              03/22/00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                             CHANGES TO PROCEDURES
                          IN THE ADMINISTRATION OF THE
                            CONFIDENTIAL INFORMATION
                                      AND
                           SECURITIES TRADING POLICY




                                   APRIL 1999





                         QUESTION HOTLINE: 412-234-0810


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               CHANGES TO PROCEDURES IN THE ADMINISTRATION OF THE
             CONFIDENTIAL INFORMATION AND SECURITIES TRADING POLICY


                                   APRIL 1999


                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

I          Purpose                                                             3

II         Definitions                                                         3
             -  Access Decision Makers (ADM)
             -  Micro-Cap Access Decision Makers (MCADM)

III        The Investment Ethics Committee                                     3

IV         Changes to Procedures                                               4
             a) Private Placements                                             4
             b) Micro-Cap Securities                                           5
             c) Blackout Period                                                5
             d) Quarterly Reporting                                            5
             e) Contemporaneous Disclosure                                     6

Exhibit A  Investment Ethics Committee Designees                               8

Exhibit B  Quarterly Securities Report                                         9

Exhibit C  Russell 200 Profile                                                14

Exhibit D  Instructions for Accessing Securities Trading Compliance Site      16
           on Mellon's Intranet

Exhibit E  Notice of Personal Securities Holdings - Equity                    18

Exhibit F  Notice of Personal Securities Holdings - Fixed Income              19


                         Question Hotline: 412-234-0810

               CHANGES TO PROCEDURES IN THE ADMINISTRATION OF THE
             CONFIDENTIAL INFORMATION AND SECURITIES TRADING POLICY


I.  PURPOSE

It is imperative that Mellon and its affiliates avoid even the appearance of a conflict between the personal securities trading of its employees and its fiduciary duties to investment companies and managed account clients. Potential conflicts of interest are most acute with respect to personal securities trading by those employees most responsible for directing managed fund and account trades: portfolio managers and research analysts. In order to avoid even the appearance of impropriety, and in addition to the already existing requirements and oversight provided by the Confidential Information and Securities Trading Policy, an Investment Ethics Committee has been formed. The Committee, in turn, has established the following additional practices which apply to Access Decision Makers. These practices supplement existing preclearance requirements and do not limit the authority of any Mellon affiliate to impose additional restrictions or limitations.

II.   DEFINITIONS

ACCESS DECISION MAKERS (ADM) - Persons designated as such by the Investment Ethics Committee. Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for mutual funds and other managed accounts. Portfolio managers in Mellon Private Capital Management are generally ADMs; other personal trust officers are generally not ADMs unless the investment discretion they exercise warrants ADM designation. Traders are not ADMs. Portfolio managers of funds which are limited to replicating an index are not ADMs.

MICRO-CAP ACCESS DECISION MAKERS (MCADM) - ADMs designated as such by the Investment Ethics Committee. Generally, this will be ADMs who make recommendations or decisions regarding the purchase or sale of any security of an issuer with a common equity market capitalization equal to or less than two-hundred fifty million dollars.

III.  THE INVESTMENT ETHICS COMMITTEE

The Investment Ethics Committee is composed of investment, legal, compliance, and audit management representatives of Mellon and its affiliates. The members of the Investment Ethics Committee are:

President and Chief Investment Officer of The Dreyfus Corporation    Stephen Canter, Chair
Chief Executive Officer of a DII Subsidiary                          William Rydell, Vice Chair
General Counsel, Mellon Bank Corporation                             Michael Bleier
Chief Risk Management Officer, Mellon Trust                          Sarah Collins
Manager of Corporate Compliance, Mellon Bank Corporation             Kevin Harm
Corporate Chief Auditor, Mellon Bank Corporation                     Robert Parkinson
Chief Investment Officer of Mellon Private Asset Management          Vernon Winters

               CHANGES TO PROCEDURES IN THE ADMINISTRATION OF THE
             CONFIDENTIAL INFORMATION AND SECURITIES TRADING POLICY

The chief or senior investment officer and the Preclearance Compliance Officer at each Mellon affiliate, working together, will be designees of the Investment Ethics Committee. The Investment Ethics Committee will meet periodically to review the actions taken by its designees and to consider issues related to personal securities trading and investment activity by ADMs. If ADMs have any questions about these procedures, they should consult their Preclearance Compliance Officer or other Investment Ethics Committee designee listed on Exhibit A. However, interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Investment Ethics Committee.


IV.  CHANGES TO PROCEDURES

a)   PRIVATE PLACEMENTS

     Participation in private placements is prohibited without the prior written approval of the Investment Ethics Committee. The Committee will generally not approve an ADM's acquiring in a private placement, beneficial ownership of any security of an issuer in which any managed fund or account invests within the ADM's fund complex or subsidiary. Private placements include certain co-operative investments in real estate, co-mingled investment vehicles such as hedge funds, and investments in family owned businesses. For the purpose of this procedure, time-shares and cooperative investments in real estate used as a primary or secondary residence are not considered to be private placements.

     When considering requests for participation in private placements, the Investment Ethics Committee will take into account the specific facts and circumstances of the request prior to reaching a decision whether to authorize a private placement investment by an ADM. These factors include, among other things, whether the opportunity is being offered to an individual by virtue of his or her position with Mellon or its affiliates, or his or her relationship to a managed fund or account. The Investment Ethics Committee will also consider whether a fund or account managed by the ADM could invest in securities of the issuer in which the ADM is seeking to invest. At its discretion, the Investment Ethics Committee may request any and all information and/or documentation necessary to satisfy itself that no actual or potential conflict, or appearance of a conflict, exists between the proposed private placement purchase and the interests of any managed fund or account.

     ADMs who have prior holdings of securities obtained in a private placement must request the written authorization of the Investment Ethics Committee to continue holding the security. This request for authorization must be initiated within 90 days of the effective date of these procedures or within 90 days of becoming an ADM, whichever is applicable.

     To request authorization for prior holdings or new proposed acquisitions of securities issued in an eligible private placement, contact the Manager of Corporate Compliance.

               CHANGES TO PROCEDURES IN THE ADMINISTRATION OF THE
             CONFIDENTIAL INFORMATION AND SECURITIES TRADING POLICY

b)   MICRO-CAP SECURITIES
     Unless specifically authorized in writing by the Investment Ethics Committee, MCADMs are prohibited from voluntarily obtaining beneficial ownership of any security of an issuer with a common equity market capitalization of $100 million or less at the time of acquisition. If any ADM involuntarily acquires such a micro-cap security through inheritance, gift, or spin-off, this fact must be disclosed in a memo to the ADM's Preclearance Compliance Officer within 10 business days of the ADM's knowledge of this fact. A copy of this memo should be attached to the ADM's next Quarterly Securities Report. A copy of this report is attached as Exhibit B.

     MCADMs must obtain on their Preclearance Request Forms the written authorization of their immediate supervisor and their Chief Investment Officer prior to voluntarily obtaining, or disposing of, a beneficial ownership of any security of an issuer with a common equity market capitalization of more than $100 million but less than or equal to $250 million at the time of acquisition.

     MCADMs who have prior holdings of securities of an issuer with a common equity market capitalization of $250 million or less must disclose on their next Quarterly Securities Report that they have not yet received CIO authorization for these holdings. The Preclearance Compliance Officer will utilize these forms to request the appropriate authorizations.

c)   BLACKOUT PERIOD (CIST Policy, Page 21)
     ADMs (other than research analysts without portfolio decision-making authority) are prohibited from buying or selling a security within seven calendar days before and after their investment company or portfolio trades in that security. If such ADMs effect such a personal transaction, these individuals must disgorge any and all profit realized from such transaction.

d)   QUARTERLY REPORTING
     ADMs are required to submit quarterly to their Preclearance Compliance Officer the Quarterly Securities Report attached as Exhibit B. This report must be submitted within 30 days of each quarter end and includes information on:
     - securities beneficially owned at any time during the quarter which were also either recommended for a transaction or in the portfolio managed by the ADM during the quarter.
     -  positions obtained in private placements.
     - securities of issuers with a common equity market capitalization of $250 million or less at security acquisition or at March 31, 1999, whichever is later, which were beneficially owned at any time during the quarter.
     - Securities transactions which were not completed through a brokerage account, such as gifts, inheritance, spin-offs from securities held outside brokerage accounts, or other transfers.

               CHANGES TO PROCEDURES IN THE ADMINISTRATION OF THE
             CONFIDENTIAL INFORMATION AND SECURITIES TRADING POLICY

e)   CONTEMPORANEOUS DISCLOSURE
     ADMs must obtain written authorization prior to making or acting upon a portfolio recommendation in a security which they own personally. This authorization must be obtained immediately prior to the first such portfolio recommendation in each calendar month from the ADM's CIO or other Investment Ethics Committee designee listed in the middle column of Exhibit A. The following personal securities holdings are exempt from the requirement to obtain written authorization immediately preceding a portfolio recommendation or transaction:

     - Securities exempted from the Corporation's Confidential Information and Securities Trading Policy, such as open-end mutual funds, US Treasury and Agency Securities, commercial paper, certificates of deposit, bankers acceptances, and repurchase agreements.

     - Securities held in accounts over which the ADM has no investment discretion, which are professionally managed by a non-family member, and where the ADM has no actual knowledge that such account is currently holding the same or equivalent security at the time of the portfolio recommendation.

     - Personal equity holdings of approximately 200 large capitalization US stocks. Compliance will reconstitute this list of exempted securities each August based on the 200 largest market capitalization stocks in the Russell 1000. The current list of these exempted securities is attached as Exhibit C and is also available on Mellon's intranet. Instructions for accessing this site are included on Exhibit D.

     - Personal equity holdings of securities of non-US issuers with a common equity market capitalization of $20 billion or more.

     - Personal holdings of debt securities which do not have a conversion feature and are rated BBB or better.

     - Personal holdings of Index Managers who have no investment discretion in replicating an index.

     - Personal holdings of Portfolio Managers in Mellon Private Capital Management and Mellon Private Asset Management if the Portfolio Manager exactly replicates the model or clone portfolio. A disclosure form is required if the Portfolio Manager recommends securities which are not in the clone or model portfolio or recommends a model or clone security in a different percentage than model or clone amounts. Disclosure forms are also required when the Portfolio Manager recommends individual securities to clients, even if Mellon shares control of the investment process with other parties.

               CHANGES TO PROCEDURES IN THE ADMINISTRATION OF THE
             CONFIDENTIAL INFORMATION AND SECURITIES TRADING POLICY

     If a personal securities holding does not fall under one of these exemptions, the ADM must complete and forward a disclosure form (See Exhibits E and F) for authorization by the CIO or designee, immediately prior to the first recommendation or transaction in the security in the current calendar month. Disclosure forms for subsequent transactions in the same security are not required for the remainder of the calendar month as long as purchases (or sales) in all portfolios do not exceed the maximum number of shares, options, or bonds disclosed on the disclosure form. If the ADM seeks to effect a transaction or makes a recommendation in a direction opposite to the most recent disclosure form, a new disclosure form must be completed prior to the transaction or recommendation.

     Once the CIO's authorization is obtained, the ADM may make the recommendation or trade the security in the managed portfolio without Compliance's signature. However, the ADM must deliver the authorization form to the Preclearance Compliance Officer on the day of the CIO's authorization. Compliance will forward a copy of the completed form for the ADM's files. The ADM is responsible for following-up with the Preclearance Compliance Officer in the event a completed form is not returned to the ADM within 5 business days. It is recommended that the ADM retain completed forms for two years.

                                    EXHIBIT A

                 SELECTED INVESTMENT ETHICS COMMITTEE DESIGNEES

-----------------------------------------------------------------------------------------------------------
                                     CHIEF INVESTMENT OFFICER, CHIEF        PRECLEARANCE COMPLIANCE
             ENTITY                         EXECUTIVE OFFICER,                      OFFICER
                                       OR OTHER INVESTMENT ETHICS          OR OTHER INVESTMENT ETHICS
                                           COMMITTEE DESIGNEE                  COMMITTEE DESIGNEE
-----------------------------------------------------------------------------------------------------------
Certus                                Robert A. McCormish                     John Ford
                                      Eric Baumhoff                           Robert A. McCormish
                                      John Ford
-----------------------------------------------------------------------------------------------------------

The Dreyfus Corporation               Steve Canter                            Janice Hayles
                                      Richard Hoey                            Michelle Johnson
                                      Jeffrey Friedman
                                      Kevin McClintock
-----------------------------------------------------------------------------------------------------------

Franklin Portfolio Associates         John Nagorniak                          John Cone
                                      John Cone                               John Nagorniak
-----------------------------------------------------------------------------------------------------------

 Founders Asset Management, LLC       Richard Sabo                            Ken Christoffersen
                                      Scott Chapman                           Allen French
-----------------------------------------------------------------------------------------------------------

Mellon Bond                           Paul R. McCann                          Janet Lion
                                      David B. Chittim                        Susan Mularski
                                      William F. Adam                         Christine Nabors
                                      Laurie A. Carroll
                                      Gregory D. Curran
                                      Gerald A. Thomas
-----------------------------------------------------------------------------------------------------------

Mellon Capital Management             Tom Loeb                                Chris Carr
                                      Tom Hazuka                              Bernadette Bolger
                                      Charlie Jacklin                         Brenda Oakley
                                      James Tufts                             Barbara Daugherty
                                                                              Tom Hazuka
                                                                              Charlie Jacklin
                                                                              Jim Tufts
-----------------------------------------------------------------------------------------------------------

Mellon Equity                         Bill Rydell                             Karen Werley
                                      Patricia K. Nichols
-----------------------------------------------------------------------------------------------------------

Mellon Private Asset Management       Vernon Winters                          Sue Gulasky
                                      Jim Wadsworth                           Charlotte Isaacs
                                      Bert Mullins
                                      David Kain
                                      Gene Cervi
                                      Joe Banko
-----------------------------------------------------------------------------------------------------------

Mellon Private Capital Management     Joe Banko                               Sue Gulasky
                                      Bill White                              Charlotte Isaacs
                                      Bill Ouzts
-----------------------------------------------------------------------------------------------------------

TBC Asset Management                  Scott Powers                            Jennifer Terraciano
                                      Quinn Stills                            Ann Marie Swanson
                                      Fran DeAngelis
-----------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                           QUARTERLY SECURITIES REPORT

   FOR USE BY PORTFOLIO MANAGERS, RESEARCH ANALYSTS, AND OTHER ACCESS DECISION
       MAKERS (ADMS) MUST BE COMPLETED WITHIN 30 DAYS OF EACH QUARTER END

------------------------------------------------------------------------------------------------------------------------------------

NAME:                                                                      QUARTER ENDED:
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DESIGNATION Please mark those entities for which you serve as an ADM.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     / /   Certus Asset Advisors                   / /   Founders Asset Management             / /   Mellon Equity Associates
     / /   The Dreyfus Corporation                 / /   Mellon Bond Associates                / /   Mellon Private Asset Management
     / /   Franklin Portfolio Associates           / /   Mellon Capital Management             / /   TBC Asset Management
     / /   Other (please list)
                                      ----------------------------------------------------------------------------------------------
I have been designated as a Micro-Cap Access Decision Maker (MCADM)        / /  Yes    / /  No
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   INSTRUCTIONS:
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
-   Include all requested security holdings in which you have beneficial ownership, even if you may exercise no investment discretion.  At your option, you may fulfill your obligations to report securities over which you exercise no investment discretion by including copies of all statements received during the quarter.  On these statements, circle each security position and security transaction in securities which were also either 1) held by a portfolio you managed during the quarter, or 2) were recommended by you for a transaction during the quarter. Indicate on the statement the market capitalization of securities with a common equity market capitalization of $250 million or less at March 31, 1999 or date of acquisition, whichever is later.
-   Information should be provided as of quarter end unless otherwise instructed.
-   Complete all sections, even if the response is "none" or "not applicable".
-   Include in the right-most column of the equity, debt, and micro-cap sections of this report your personal transactions in securities you recommended or held in portfolios you managed during the quarter, even if you did not hold personally the security at quarter end.
-   Forward the completed report to your Preclearance Compliance Officer within 30 days of each calendar quarter end.
-   Refer questions to your Preclearance Compliance Officer or the Corporate Compliance Hotline at 412-234-0810.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                      -1-                                      9

------------------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES       List only those equity securities which you owned at any time during the quarter which were also either
                        1) held by a portfolio you managed during the quarter, or 2) were recommended by you for a transaction during the quarter.  Exclude open-end mutual funds, private placements, and equity securities issued by
                        Russell 200 companies or companies with a common equity market capitalization of $250 million or less at
                        March 31, 1999, or at acquisition, whichever occurs later.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     NAME OF ISSUER           SECURITY TYPE            TOTAL SIZE OF         SIZE OF POSITION           TRANSACTIONS IN YOUR
                                 (common,            POSITION (number of       HELD OUTSIDE     PERSONAL ACCOUNTS DURING THE QUARTER
                            preferred, calls,        shares or options,         BROKERAGE
                            puts, short sales,      including those held        ACCOUNTS
                                  etc.)              outside brokerage                              DATE OF     SHARES      SHARES
                                                         accounts)                                   TRADE      BOUGHT       SOLD
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 /  /   Check here if a continuation sheet is attached.

                                      -2-                                     10

------------------------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES         List only non-investment grade debt or debt with convertible features which you owned at any time during the quarter which were also either 1) held by a portfolio you managed during the quarter, or 2) were recommended by you for a transaction during the quarter.  Exclude US Treasury and Agency Securities, open-end mutual funds, certificates of deposit, and other exempt securities as defined on page 32 of
                        Mellon's Confidential Information and Securities Trading Policy. Also exclude debt securities issued by companies with a common equity market capitalization of $250 million or less at March 31, 1999, or at acquisition, whichever is later.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
      NAME OF ISSUER            CUSIP NUMBER      SECURITY TYPE    POSITION SIZE                 TRANSACTIONS IN YOUR
                                                   (high yield         (face             PERSONAL ACCOUNTS DURING THE QUARTER
                                                    and / or         amount of        DATE OF        FACE AMOUNT        FACE AMOUNT
                                                  convertible)        bonds)           TRADE            BOUGHT              SOLD
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  /  /   Check here if a continuation sheet is attached.

------------------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENTS      Exclude co-operative investments in real estate if a time-share or used as your primary or secondary residence.  Include commingled investment vehicles such as hedge funds.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        NAME OF ISSUER             BRIEF DESCRIPTION           APPROXIMATE DATE      WAS ANY SECURITY           DID YOU RECOMMEND
                                                                   HOLDING          OF THIS ISSUER HELD       A TRANSACTION IN ANY
                                                              AUTHORIZED BY THE     IN A PORTFOLIO YOU           SECURITY OF THIS
                                                              INVESTMENT ETHICS       MANAGED DURING            ISSUER DURING THE
                                                                  COMMITTEE            THE QUARTER?                 QUARTER?
                                                                                      YES          NO           YES            NO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  /  /   Check here if a continuation sheet is attached.

                                      -3-                                     11

------------------------------------------------------------------------------------------------------------------------------------
BROKERAGE ACCOUNTS      Include all brokerage accounts, even if some are "non-discretionary" accounts over which you exercise no investment discretion.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                NAME OF ACCOUNT                  NAME OF BROKER/DEALER            ACCOUNT NUMBER          DO YOU HAVE THE POWER TO
       (Mr. & Mrs. John Doe; Jane Smith                                                                     EXERCISE INVESTMENT
              Testamentary Trust)                                                                           DISCRETION OVER THIS
                                                                                                                  ACCOUNT?
                                                                                                           YES                NO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  /  /   Check here if a continuation sheet is attached.

------------------------------------------------------------------------------------------------------------------------------------
TRANSACTIONS OUTSIDE    Include securities transactions which were not completed through a brokerage account during the quarter,
BROKERAGE ACCOUNTS      such as gifts, inheritance, spin-offs from securities held outside brokerage accounts, or other transfers.
                        Exclude open-end mutual funds, automatic reinvestment of dividends, US Treasury and Agency Securities, and other exempt securities as defined on page 32 of Mellon's Confidential Information and Securities
                        Trading Policy.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
       NAME OF ISSUER                SECURITY TYPE                 SIZE OF TRANSACTION              WAS THIS SECURITY HELD IN A
                                  (common, preferred,          (number of shares, face of         PORTFOLIO YOU MANAGED DURING THE
                                high yield, convertible                bonds, etc.)                QUARTER OR DID YOU RECOMMEND A
                                   debt, investment                                                 TRANSACTION IN THIS SECURITY
                                   grade debt, etc.)          POSITION            POSITION              DURING THE QUARTER?
                                                              INCREASE            DECREASE            YES                   NO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  /  /   Check here if a continuation sheet is attached.

                                      -4-                                     12

------------------------------------------------------------------------------------------------------------------------------------
MICRO-CAP HOLDINGS      Include all positions other than private placements in companies with a common equity market capitalization of $250 million or less at March 31, 1999, or at time of purchase, whichever is later.
                        If security was involuntarily acquired during the quarter, attach a copy of the notice sent to your
                        Preclearance Compliance Officer.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  NAME OF ISSUER    SECURITY    POSITION        MARKET          DATE OF       WAS ANY SECURITY OF     TRANSACTIONS IN YOUR PERSONAL
                      TYPE     SIZE (face   CAPITALIZATION        CIO        THIS ISSUER HELD IN A     ACCOUNTS DURING THE QUARTER
                     (debt,     amount of    AT MARCH 31,     AUTHORIZA--        PORTFOLIO YOU
                     common,     bonds,      1999, OR AT         TION         MANAGED THIS QUARTER
                   preferred,   number of      TIME OF        IF YOU ARE           OR DID YOU
                      etc.)      shares,      PURCHASE,           AN              RECOMMEND A
                                  etc.)      WHICHEVER IS        MCADM         TRANSACTION IN ANY                 FACE       FACE
                                                LATER                       SECURITY OF THIS ISSUER     DATE       OR         OR
                                                                              DURING THE QUARTER?        OF      SHARES     SHARES
                                                                               YES            NO       TRADE     BOUGHT      SOLD
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  /  /   Check here if a continuation sheet is attached.

--------------------------------------------------------------------------------
CERTIFICATION AND SIGNATURE
--------------------------------------------------------------------------------
I certify that this report is complete and correct to the best of my knowledge and belief. I have read, understood, and complied with the Confidential Information and Securities Trading Policy and the Changes to Procedures to this Policy issued in April 1999.

      Signature:                                       Date:
                    --------------------------------         -------------------
      Print Name:                                      S. S. #:
                    --------------------------------         -------------------

Return completed forms to your Preclearance Compliance Officer within 30 days of each calendar quarter end.

--------------------------------------------------------------------------------

                                      -5-                                     13

                                    EXHIBIT C

                              RUSSELL 200 COMPANIES

          COMPANY                TICKER     CUSIP                           COMPANY                TICKER      CUSIP
          -------                ------     -----                           -------                ------      -----
3COM Corp                         COMS     88553510               Clear Channel Communications      CCU       18450210
Abbott Laboratories               ABT      00282410               Coca-Cola Co                      KO        19121610
Aetna Inc                         AET      00811710               Colgate-Palmolive Co              CL        19416210
Airtouch Communications           ATI      00949T10               Columbia/HCA Hlthcr               COL       19767710
Albertsons Inc                    ABS      01310410               Comcast Corp  -Cl A               CMCSK     20030020
Alliedsignal Inc                  ALD      01951210               Comerica Inc                      CMA       20034010
Allstate Corp                     ALL      02000210               Compaq Computer Corp              CPQ       20449310
Aluminum Co Of America            AA       02224910               Computer Associates               CA        20491210
America Online Inc                AOL      02364J10               Computer Sciences Co              CSC       20536310
American Express                  AXP      02581610               Conagra Inc                       CAG       20588710
American General Corp             AGC      02635110               Consolidated Edison               ED        20911510
American Home Products            AHP      02660910               Costco Companies Inc              COST      22160Q10
American International            AIG      02687410               CSX Corp                          CSX       12640810
Ameritech Corp                    AIT      03095410               CVS Corp                          CVS       12665010
Amgen Inc                         AMGN     03116210               Dayton Hudson Corp                DH        23975310
Amoco Corp                        AN       03190510               Deere & Co                        DE        24419910
Amr Corp/De                       AMR      00176510               Dell Computer Corp                DELL      24702510
Anheuser-Busch Cos I              BUD      03522910               Delta Air Lines Inc               DAL       24736110
AON Corp                          AOC      03738910               Disney (Walt) Company             DIS       25468710
Applied Materials Inc             AMAT     03822210               Dow Chemical                      DOW       26054310
Archer-Daniels-Midland            ADM      03948310               Du Pont (E I) De Nemours          DD        26353410
Assoc Fst Capital Cp              AFS      04600810               Duke Energy Corp                  DUK       26439910
AT&T Corp                         T        00195710               Eastman Kodak Co                  EK        27746110
Atlantic Richfield Co             ARC      04882510               Edison International              EIX       2 8102010
Automatic Data Processing         AUD      05301510               Electronic Data Syst              EDS       28566110
Bank Of New York Co               BK       06405710               EMC Corp/Ma                       EMC       26864810
Bank One Corp                     ONE      06423A10               Emerson Electric Co               EMR       29101110
BankAmerica Corp                  BAC      06605F10               Enron Corp                        ENE       29356110
Bankboston Corp                   BKB      06605R10               Exxon Corp                        XON       30229010
Bankers Trust Corp                BT       06636510               Fannie Mae                        FNM       31358610
Baxter International              BAX      07181310               Fed Home Loan Mtg Co              FRE       31340030
Bell Atlantic Corp                BEL      07785310               Federated Dept Store              FD        31410H10
Bellsouth Corp                    BLS      07986010               Fifth Third Bancorp               FITB      31677310
Bestfoods                         BFO       08658U10              First Data Corp                   FDC       31996310
BMC Software Inc                  BMCS     05592110               First Union Corp (N               FTU       33735810
Boeing Co                         BA       09702310               Fleet Financial Group             FLT       33891510
Bristol Myers Squibb              BMY      11012210               Ford Motor Co                     F         34537010
Brlngtn Nthrn Santa               BNI      12189T10               Fort James Corp                   FJ        34747110
Campbell Soup Co                  CPB      13442910               FPL Group Inc                     FPL       30257110
Cardinal Health Inc               CAH      14149Y10               Gannett Co                        GCI       36473010
Caterpillar Inc                   CAT      14912310               Gap Inc                           GPS       36476010
CBS Corp                          CBS      12490K10               General Electric Co               GE        36960410
Cendant Corp                      CD       15131310               General Mills Inc                 GIS       37033410
Chase Manhattan Corp              CMB      16161A10               General Motors Corp               GM        37044210
Chevron Corp                      CHV      16675110               General Re Corp                   GRN       37056310
Chrysler Corp                     C        17119610               Gillette Co                       G         37576610
Chubb Corp                        CB       17123210               Goodyear Tire & Rubb              GT        38255010
Cigna Corp                        CI       12550910               GTE Corp                          GTE       36232010
Cisco Systems Inc                 CSCO     17275R10               Guidant Corp                      GDT       40169810
Citigroup Inc                     C        17296710               Halliburton Co                    HAL       40621610

                                    EXHIBIT C

                              RUSSELL 200 COMPANIES

          COMPANY                TICKER     CUSIP                           COMPANY                TICKER      CUSIP
          -------                ------     -----                           -------                ------      -----
Hartford Finl Svcs G              HIG      41651510               PG&E Corp                         PCG       69331C10
HBO & Co                          HBOC     40410010               Pharmacia & Upjohn I              PNU       71694110
Healthsouth Corp                  HRC      42192410               Philip Morris Cos In              MO        71815410
Heinz (H J) Co                    HNZ      42307410               Phillips Petroleum C              P         71850710
Hewlett-Packard Co                HWP      42823610               Pioneer Hi-Bred Inte              PHB       72368610
Home Depot Inc                    HD       43707610                Pitney Bowes Inc                 PBI       72447910
Honeywell Inc                     HON      43850610               PNC Bank Corp                     PNC       69347510
Household Internatio              HI       44181510               PPG Industries Inc                PPG       69350610
Illinois Tool Works               ITW      45230810               Procter & Gamble Co               PG        74271810
Intel Corp                        INTC     45814010               Ralston Purina Co                 RAL       75127730
Intl Business Machines            IBM      45920010               Raytheon Co  -Cl B                RTN/B     75511140
Intl Paper Co                     IP       46014610               Republic Industries               RII       76051610
Johnson & Johnson                 JNJ      47816010               Safeway Inc                       SWY       78651420
Keycorp                           KEY      49326710               Sara Lee Corp                     SLE       80311110
Kimberly-Clark Corp               KMB      49436810               SBC Communications I              SBC       78387G10
Kroger Co                         KR       50104410               Schering-Plough                   SGP        80660510
Level 3 Commun Inc                LVLT     52729N10               Sears Roebuck & Co                S         81238710
Lilly (Eli) & Co                  LLY      53245710               Service Corp Interna              SRV       81756510
Lockheed Martin Corp              LMT      53983010               Southern Co                       SO        84258710
Lowes Cos                         LOW      54866110               Sprint Corp                       FON       85206110
Lucent Technologies               LU       54946310               State Street Corp                 STT       85747710
Marsh & Mclennan Cos              MMC      57174810               Sun Microsystems Inc              SUNW      86681010
Masco Corp                        MAS      57459910               Suntrust Banks Inc                STI       86791410
Mattel Inc                        MAT      57708110               Tele-Comm Lbrty Mdia              LBTYA     87924V50
May Department Store              MAY      57777810               Tele-Comm TCI Grp  -              TCOMA     87924V10
MBNA Corp                         KRB      55262L10               Tellabs Inc                       TLAB      87966410
Mcdonalds Corp                    MCD      58013510               Texaco Inc                        TX        88169410
MCI Communications                MCIC     55267310               Texas Instruments In              TX N      88250810
Mediaone Group Inc                UMG      58440J10               Texas Utilities Co                TXU       88284810
Medtronic Inc                     MDT      58505510               Time Warner Inc                   TWX       88731510
Mellon Bank Corp                  MEL      58550910               U S Bancorp/De                    USB       90297310
Merck & Co                        MRK      58933110               U S West Inc                      USW       91273H10
Merrill Lynch & Co                MER      59018810               Union Pacific Corp                UNP       90781810
 Microsoft Corp                   MSFT     59491810               United Healthcare Co              UNH       91058110
Minnesota Mining & M              MMM      60405910               United Technologies               UTX       91301710
Mobil Corp                        MOB      60705910               USX-Marathon Group                MRO       90290582
Monsanto Co                       MTC      61166210               Viacom Inc  -Cl B                 VIA B     92552430
Morgan (J P) & Co                 JPM      61688010               Wachovia Corp                     WB        92977110
Morgan Stanly Dean Witter         MWD      61744644               Wal-Mart Stores                   WMT       93114210
Motorola Inc                      MOT      62007610               Walgreen Co                       WAG       93142210
National City Corp                NCC      63540510               Warner-Lambert Co                 WLA       93448810
Nielsen Media Research            NMR      65392930               Washington Mutual In              WM        93932210
Norfolk Southern Corp             NSC      65584410               Waste Management Inc              WMI       94106L10
Occidental Petroleum              OXY      67459910               Wells Fargo Co                    WFC       94974610
Oracle Corp                       ORCL     68389X10               Williams Cos Inc                  WMB       96945710
Penney (J C) Co                   JCP      70816010               Worldcom Inc/Ga  -Cl              WCOM      98155K10
Pepsico Inc                       PEP      71344810               Xerox Corp                        XRX       98412110
Pfizer Inc                        PFE      71708110

                                    EXHIBIT D


          INSTRUCTIONS FOR ACCESSING SECURITIES TRADING COMPLIANCE SITE
                              ON MELLON'S INTRANET


--------------------------------------------------------------------------------
Forms are available on the Securities Trading Compliance site on the Mellon intranet, but can not be completed on-line unless you have installed Adobe Acrobat. For users who prefer to complete the forms on-line, Compliance will send, via e-mail every 60 days, the forms in a file format which allows users to complete forms on-line.
--------------------------------------------------------------------------------


For Mellon OneWeb users, the applicable forms and updated Russell list(1) are available on the Mellon intranet. To access this site, perform the following:
   -   OPEN the Mellon OneWeb homepage at http://intra.mellonbank.com/.
   -   CLICK on SUPPORT DEPTS.
   - CLICK on SECURITIES TRADING COMPLIANCE (under the "Compliance" group heading).

You will see the following documents available in PDF (Portable Document Format). Users will need Adobe Acrobat Reader(2) to open and print the forms.

   - Changes to Procedures in the Administration of the Confidential Information and Securities Trading Policy
   -   Investment Ethics Committee Designees (Exhibit A)
   -   Quarterly Securities Report Form ( Exhibit B)
   -   Russell 200 Companies List (Exhibit C)
   - Instructions for Accessing Securities Trading Compliance Site on Mellon's Intranet (Exhibit D)
   -   Notice of Personal Securities Holding - Equity Form (Exhibit E)
   -   Notice of Personal Securities Holding - Fixed Income Form (Exhibit F)
   -   Preclearance Request Form  (under development)

To access a particular form, e.g., the Quarterly Securities Report, perform the following:

   -   DOUBLE-CLICK on QUARTERLY SECURITIES REPORT.
   -   You have two options to access the form.
       1)  To open file inside the browser and print:
           -   Select OPEN IT.
           -   CLICK on OK.
           -   The form will appear. Print and complete manually.

       2)  To transfer the PDF file to your server to open and print:
           -   SELECT SAVE IT TO DISK.
           -   CLICK on OK.
           -   DESIGNATE wherever you want the file to be stored.
           -   CLICK on SAVE.
           -   ACCESS the file from the location you designated on your server.
           -   A dialog box will appear. OPEN the file with Adobe Acrobat
               Reader.
           -   The form will appear. Print and complete manually.

------------------------------------

(1) A new Russell 200 Companies List will be posted on August 1st each year. Updates to this list will be made every two months on the first of the month to reflect mergers and name changes occurring between these annual updates.

(2) If you do not have Adobe Acrobat Reader, you can download a free copy by going to the Adobe Acrobat website via the link established on the Securities Trading Compliance site, or by going to the Adobe Acrobat website directly at http://www.adobe.com/prodindex/acrobat/readstep.html.

                                    EXHIBIT D

--------------------------------------------------------------------------------

PRIVACY/CONFIDENTIALITY

Risk Management and Compliance (RMC) owns the intranet site where these forms are located. Only designated RMC and IM&R Analysis & Special Projects associates have rights, and therefore can gain access, to the directory. Users will not be able to complete the forms on-line unless they have Adobe Acrobat (different from Adobe Acrobat Reader mentioned above). If users have access to Adobe Acrobat and have completed the forms on-line, they can not save their completed forms on the intranet. Users who opt to complete their forms on-line should exercise caution when saving the documents on their network server (i.e., don't save them on the shared drive or any other location where others may have access). Questions on the intranet site may be directed to Donna Szeto at 617-722-7344.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INSTRUCTIONS FOR DOWNLOADING AND INSTALLING THE ADOBE ACROBAT READER

You can download a free copy of the Acrobat Reader by going to the Adobe website via the link established on the Securities Trading Compliance site, or by going to the Adobe website directly at http://www.adobe.com/prodindex/acrobat/readstep.html. The Adobe Acrobat Reader downloading process can take anywhere between 5 and 25 minutes, depending on your computer system. To download the Acrobat Reader, perform the following:

   - Either CLICK on FREE ADOBE-Registered Trademark- ACROBAT -Registered Trademark- Reader or SCROLL down the page to the "Get the free Acrobat Reader" section.
   -   In Step 1, perform the following:
       -   VERIFY that ENGLISH is selected for the Language.
       -   SELECT appropriate platform from the pull-down menu.
       -   VERIFY that USA is selected for the Location.
   -   In Step 2, perform the following:
       -   SELECT BUSINESS DOCUMENTS.
       - TYPE your e-mail address (e.g., szeto.dl@mellon.com) in the "E-mail address" field.
   -   In Step 3, CLICK on DOWNLOAD.
   - A confirmation will appear indicating that you are downloading Acrobat Reader. During this downloading process, you may experience an error message to the effect that the proxy server timed out and the requested item could not be loaded. If this happens, simply repeat the above instructions until the Acrobat Reader is downloaded successfully.
   - Once the downloading is complete, a dialog box will appear prompting you to either open the software or save it to disk. CLICK on SAVE IT TO DISK.
   -   CLICK on OK.
   - A dialog box may appear indicating that the disk drive is not accessible. CLICK on CANCEL.
   -   DESIGNATE where you want the software to be located
       (e.g., c:\winnt\profiles\xbzrf9v\start menu\programs).
   -   CLICK on SAVE.

To install the Acrobat Reader, perform the following:

   -   After the downloading process is complete, QUIT your Web browser.
   -   LOCATE where you saved the Acrobat Reader software.
   -   DOUBLE-CLICK the newly downloaded file.
   -   FOLLOW the instructions on the screen.
   - If there is a failure at any point during the installation of Acrobat Reader, the installer performs a complete uninstall. For this reason, it is important NOT TO CLOSE the installer application by clicking its close box in the upper right corner of the background window after clicking the "Thank You" dialog box that appears at the end of the installation. If you wait for a second or two, the installer will automatically close the background windows after the installation is complete.

--------------------------------------------------------------------------------

                                    EXHIBIT E

                 NOTICE OF PERSONAL SECURITIES HOLDING - EQUITY

        Pre-authorization Form for Portfolio Recommendations/Transactions
  (For use by Portfolio Managers, Research Analysts, and other ADMs to inform CIOs of their personal holdings in securities where portfolio recommendations or transactions are being considered in the same or equivalent security.)

--------------------------------------------------------------------------------
Completion of this form is not required when the ADM's holdings consist of open-end mutual funds, index positions, or equity securities issued by one of the approximately 200 largest Russell companies or by non-US companies with common equity market capitalization of $20 billion or more. This form is also not required for trades by Index Managers and for certain clone or model portfolio transactions as described more fully in the Changes to Procedures in the Administration of the Confidential Information and Securities Trading Policy.

                  ALL OTHER HOLDINGS REQUIRE DISCLOSURE BEFORE
       THE FIRST PORTFOLIO TRADE OR RECOMMENDATION IN EACH CALENDAR MONTH.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
ADM Personal Holdings Information:
-----------------------------------------------------------------------------------------------------------------------------
1. Name of security:                                                 CUSIP:                      Ticker symbol:
-----------------------------------------------------------------------------------------------------------------------------
2. Current market value of ADM's holdings:       $                             Number of shares/options:
-----------------------------------------------------------------------------------------------------------------------------
3. Approximate date of last transaction:
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Subject Security Information:*
-----------------------------------------------------------------------------------------------------------------------------
4. Proposed portfolio trade or recommendation based on current assets  (check one):               / /  Buy      / / Sell
-----------------------------------------------------------------------------------------------------------------------------
   Maximum number of shares expected to be bought (or sold) during month (all portfolios):
-----------------------------------------------------------------------------------------------------------------------------
   Current market price per share or option:                                                         $
-----------------------------------------------------------------------------------------------------------------------------
   Approximate total market value of maximum trades at current market price (all portfolios):        $
-----------------------------------------------------------------------------------------------------------------------------
5. Average daily trading volume for last five business days (in shares)
-----------------------------------------------------------------------------------------------------------------------------
6. Approximate size of current position in proposed security in portfolios for which I serve as ADM
       - in shares or options:
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
ADM DISCLOSURE STATEMENT: I hereby represent that to the best of my knowledge, this is an appropriate investment recommendation 1) based on my research, or 2) an appropriate transaction based on the objectives, policies, philosophy, and style of the portfolio(s) for which this transaction is being recommended. Neither I nor the registered account holder is (1) attempting to personally benefit from an existing or future business relationship between the issuer and Mellon or any Mellon-related fund or affiliate; (2) engaging in any manipulative or deceptive trading activity; or (3) in possession of any material non-public information concerning the security to which this request relates.
-----------------------------------------------------------------------------------------------------------------------------


ADM Signature                                    Printed Name                                       Date
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RECOMMENDATION/TRANSACTION IS:  (CIRCLE ONE)                    AUTHORIZED **              NOT AUTHORIZED
-----------------------------------------------------------------------------------------------------------------------------


CIO Signature                                    Printed Name                                       Date
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RECEIVED BY COMPLIANCE:
-----------------------------------------------------------------------------------------------------------------------------


Compliance Signature                             Printed Name                                       Date
-----------------------------------------------------------------------------------------------------------------------------

* Answer item 4 by totaling the maximum number of shares or options expected to be bought (if a buy strategy) or sold (if a sell strategy) during the current calendar month for all portfolios for which you serve as an ADM. Research analysts may omit item 6 and may limit their response to item 4 to indicating whether this is a buy or sell recommendation.

**Once the CIO's authorization is obtained, the ADM may make recommendations or trade the security in the managed portfolio without Compliance's signature. However, the ADM must deliver this form to Compliance on the day of the CIO's authorization.

                                    Exhibit F

              NOTICE OF PERSONAL SECURITIES HOLDING - FIXED INCOME

        Pre-authorization Form for Portfolio Recommendations/Transactions
   (For use by Portfolio Managers, Research Analysts, and other ADMs to inform CIOs of their personal holdings in securities where portfolio recommendations or transactions are being considered in the same or equivalent security.)

--------------------------------------------------------------------------------
Completion of this form is not required under the following conditions:
a) If ADM's security holdings consist of "exempt securities" such as USTreasury and Agency Securities, Commercial Paper, and Certificates of Deposit.
b) If ADM's holdings are investment grade (i.e., Moody's "Baa3" rating or higher, or S & P's "BBB-" rating or higher) and the security has no conversion feature.

                  ALL OTHER HOLDINGS REQUIRE DISCLOSURE BEFORE
       THE FIRST PORTFOLIO TRADE OR RECOMMENDATION IN EACH CALENDAR MONTH.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
ADM PERSONAL HOLDINGS INFORMATION
-----------------------------------------------------------------------------------------------------------------------------
1. Name of security:                                                                  CUSIP:
-----------------------------------------------------------------------------------------------------------------------------
2. Current market value of ADM's holdings:      $                                   Number of bonds:
-----------------------------------------------------------------------------------------------------------------------------
3. Approximate date of last transaction:
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
SUBJECT SECURITY INFORMATION:*
-----------------------------------------------------------------------------------------------------------------------------
4. Proposed portfolio trade or recommendation based on current assets  (check one):            / / Buy       / / Sell
-----------------------------------------------------------------------------------------------------------------------------
   Market value per bond:      $                                             Size of issue:
-----------------------------------------------------------------------------------------------------------------------------
   Maturity date:                                                              Coupon rate:
-----------------------------------------------------------------------------------------------------------------------------
   Credit rating:                                                         Source of rating:
-----------------------------------------------------------------------------------------------------------------------------
   Maximum market value of trades for month:    $                       Conversion feature:        / / Yes     / / No
-----------------------------------------------------------------------------------------------------------------------------
5. Approximate size of current position in proposed security in portfolios for which I serve as an ADM
   (in face amount of bonds):
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
ADM DISCLOSURE STATEMENT: I hereby represent that to the best of my knowledge, this is an appropriate investment recommendation 1) based on my research, or 2) an appropriate transaction based on the objectives, policies, philosophy, and style of the portfolio(s) for which this transaction is being recommended.  Neither I nor the registered account holder is (1) attempting to personally benefit from an existing or future business relationship between the issuer and
Mellon or any Mellon-related fund or affiliate; (2) engaging in any manipulative or deceptive trading activity; or (3) in possession of any material non-public information concerning the security to which this request relates.
-----------------------------------------------------------------------------------------------------------------------------


ADM Signature                                  Printed Name                                       Date
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RECOMMENDATION/TRANSACTION IS: (CIRCLE ONE)                        AUTHORIZED**               NOT AUTHORIZED
-----------------------------------------------------------------------------------------------------------------------------


CIO Signature                                  Printed Name                                       Date
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RECEIVED BY COMPLIANCE:
-----------------------------------------------------------------------------------------------------------------------------


Compliance Signature                           Printed Name                                       Date
-----------------------------------------------------------------------------------------------------------------------------

* Answer item 4 by totaling the maximum number of bonds expected to be bought (if a buy strategy) or sold (if a sell strategy) during the current calendar month at current market price for all portfolios for which you serve as an ADM. Research analysts may omit item 5 and may limit their response to item 4 to indicating whether this is a buy or sell recommendation.

**Once the CIO's authorization is obtained, the ADM may make recommendations or trade the security in the managed portfolio without Compliance's signature. However, the ADM must deliver this form to Compliance on the day of the CIO's authorization.

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